As filed with the Securities and Exchange Commission on April 13, 2006

                   Securities Act Registration No. 333-132569


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 x Pre-Effective Amendment No. _1___ _ Post-Effective Amendment No. _____


--------------------------------------------------------------------------------

                             MAXIM SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (303) 737-3000
                  (Registrant's Area Code and Telephone Number)

                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                    (Address of Principal Executive Offices)
--------------------------------------------------------------------------------

                              Raymond L. McFeetors
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)
--------------------------------------------------------------------------------

                        Copies and All Correspondence to:

                            James F. Jorden, Esquire
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                           Washington, D.C. 20007-5208


Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective May 9, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of common shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                             MAXIM SERIES FUND, INC.

                              CROSS REFERENCE SHEET

                           Items Required by Form N-14

----------------- ------------------------------------------ -------------------------------------------------------
   Part A
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
  Item No.        Form N-14 Item Caption                     Prospectus Caption
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        1.        Beginning of Registration Statement and    Cover Page of Registration Statement; Cross Reference
                  Outside Front Cover Page of Prospectus     Sheet; Front Cover Page of Prospectus
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        2.        Beginning and Outside Back Cover Page of   Table of Contents
                  Prospectus
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        3.        Fee Table, Synopsis Information and Risk   Synopsis: The Reorganization; Operating Expenses -
                  Factors                                    Fees and Expenses, Examples; Investment Objectives
                                                             and Strategies; Distribution and Purchase Procedures
                                                             and Exchange Rights; Redemption Procedures; Federal
                                                             Income Tax Consequences; Principal Risk Factors of
                                                             Investing in the Acquiring Portfolio and the Acquired
                                                             Portfolio
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        4.        Information About the Transaction          Information About the Reorganization:  The Plan;
                                                             Reasons for Proposed Reorganization; Federal Tax
                                                             Considerations of Owning the Acquiring Portfolio;
                                                             Rights of Security Holders; Capitalization; Principal
                                                             Risk Factors of Investing in the Acquiring Portfolio
                                                             and the Acquired Portfolio - Comparison of Risk
                                                             Factors, Risk/Return Bar Chart and Table
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        5.        Information About the Registrant           Additional Information about Investment Objectives
                                                             and Strategies, Risks, and Performance -  Maxim U.S.
                                                             Government Mortgage Securities Portfolio; Management
                                                             of the Acquiring Portfolio; Portfolio Investment;
                                                             Past Performance and Financial Highlights of the
                                                             Acquiring Portfolio; Legal Proceedings; Information
                                                             about the Acquiring Portfolio;
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        6.        Information About the Company Being        Additional Information about Investment Objectives
                  Acquired                                   and Strategies, Risks, and Performance - Maxim U.S.
                                                             Securities Portfolio; Portfolio Investment;
                                                             Information about the Acquired Portfolio
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        7.        Voting Information                         Voting Information
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        8.        Interest of Certain Persons and Experts    Not Applicable
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
        9.        Additional Information Required for        Not Applicable
                  Reoffering by Persons Deemed to be
                  Underwriters
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
   Part B
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
  Item No.        Form N-14 Item Caption                     Statement of Additional Information of Maxim Series
                                                             Fund, dated May XX, 2006
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       10.        Cover Page                                 Cover Page of Statement of Additional Information
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       11.        Table of Contents                          Table of Contents of Statement of Additional
                                                             Information
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       12.        Additional Information About the           Statement of Additional Information of Maxim Series
                  Registrant                                 Fund, dated May XX, 2006
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       13.        Additional Information About the Company   Statement of Additional Information of Maxim Series
                  Being Acquired                             Fund, dated May XX, 2006
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       14.        Financial Statements                       Financial Statements as Noted in the Statement of
                                                             Additional Information
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
   Part C
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
  Item No.        Form N-14 Item Caption                     Other Information
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       15.        Indemnification Indemnification
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       16.        Exhibits                                   Exhibits
----------------- ------------------------------------------ -------------------------------------------------------
----------------- ------------------------------------------ -------------------------------------------------------
       17.        Undertakings                               Undertakings
----------------- ------------------------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------



                             MAXIM SERIES FUND, INC.
                   MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

                                                                    May XX, 2006
Dear Shareholder:

         I am writing to ask for your vote on an important matter concerning an investment option in your qualified plan or variable annuity contract. You have allocated some or all of your account/contract value to the U.S. Government Securities Portfolio of Maxim Series Fund, Inc. ("Maxim"), which is proposed to be merged with and into the Maxim U.S. Government Mortgage Securities Portfolio. As a result, we are providing you with information on a special shareholders meeting (the "Meeting"), which has been called to consider and vote on an Agreement and Plan of Reorganization (the "Reorganization") pursuant to which the Maxim U.S. Government Securities Portfolio ("Acquired Portfolio") will be merged with and into the Maxim U.S. Government Mortgage Securities Portfolio ("Acquiring Portfolio"). The Acquiring Portfolio will then be renamed the Maxim U.S. Government Securities Portfolio.

          The Reorganization is part of a restructuring designed to eliminate the offering of overlapping investments with similar investment objectives and investment strategies that serve as funding vehicles for qualified retirement plans and variable insurance contracts issued by Great-West Life & Annuity Insurance Company and its affiliates. Plan fiduciaries for qualified plans and owners of certain variable annuity contracts for which the Acquired Portfolio serves as an investment option are entitled to provide voting instructions with respect to their proportionate interests in the Acquired Portfolio.

         The Board of Directors recommends that you vote in favor of the Reorganization.

         Enclosed are the following documents:

         o Notice of Special Meeting of Shareholders of Maxim U.S. Government Securities Portfolio (which provides information about the Meeting and the voting procedures involved);

         o Prospectus/Proxy Statement for the Meeting (which provides comprehensive information on the issue to be considered at the Meeting);

         o Annual Report to Shareholders of the Acquired Portfolio for the fiscal year ended December 31, 2005 (from which information is incorporated by reference into the Prospectus/Proxy Statement);

         o Annual Report to Shareholders of the Acquiring Portfolio for the fiscal year ended December 31, 2005 (from which information is incorporated by reference into the Prospectus/Proxy Statement and Statement of Additional Information);

         o    Voting Instruction Card; and

         o    a postage-paid return envelope.

         We encourage you to review thoroughly the proposal for which you are eligible to provide voting instructions. Once you have determined how you would like to vote, please mark your preferences on your voting instruction card, sign and date the card and mail it to us in the enclosed postage-paid return envelope.

         We appreciate your taking the time to respond on this important matter. A prompt response will help to ensure that your interests are represented.

                                                    Sincerely yours,


                                                    Beverly A. Byrne
                                                    Secretary
                                                    Maxim Series Fund, Inc.

                                MAXIM SERIES FUND
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                                 (303) 737-3000

                                    NOTICE OF
                       SPECIAL MEETING OF SHAREHOLDERS OF
                   MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

                           To be held on June 26, 2006


TO SHAREHOLDERS OF MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO:


         NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Maxim U.S. Government Securities Portfolio, a series of Maxim Series Fund, Inc. ("Maxim"), will be held at 10:30 a.m. on June 26, 2006, at the offices of Maxim, 8515 E. Orchard Road, Greenwood Village, Colorado, together with any adjournment thereof (the "Meeting"). The Meeting is being held to consider and vote on an Agreement and Plan of Reorganization (the "Plan of Reorganization") pursuant to which the Maxim U.S. Government Securities Portfolio will be merged with and into the Maxim U.S. Government Mortgage Securities Portfolio of Maxim, as well as any other business that may properly come before the Meeting or an adjournment. Only shareholders of the Maxim U.S. Government Securities Portfolio are entitled to vote on this matter, as follows:


     o Proposal 1: Approve or disapprove the Plan of Reorganization, including the merger of the U.S. Government Securities Portfolio into the Maxim U.S. Government Mortgage Securities Portfolio and the renaming of Maxim U.S. Government Mortgage Securities Portfolio, upon consummation of the Plan of Reorganization, as the Maxim U.S. Government Securities Portfolio.

     A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement provided with this Notice.


         The Board of Directors of Maxim has fixed the close of business on March 31, 2006 as the "Record Date" for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shares of the Maxim U.S. Government Securities Portfolio are available only as investment options for certain variable annuity contracts ("variable contracts") issued by Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company and New England Financial (together, the "Life Companies") and certain qualified retirement plans for which the Life Companies or their affiliate provide administrative services. The Life Companies hereby solicit and agree to vote in proportion the shares of the U.S. Government Securities Portfolio at the Meeting in accordance with timely voting instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares as of the Record Date. All shares of the Maxim U.S. Government Securities Portfolio held by an insurance company, whether as reserves for its obligations to variable annuity contract owners or otherwise, will be voted in proportion to the voting instructions received by that insurance company from its contract owners. The number of shares for which a contract owner is entitled to provide voting instructions will be determined by dividing his or her contract value allocated to the Maxim U.S. Government Securities Portfolio on the Record Date by the share value of Maxim U.S. Government Securities Portfolio on the Record Date.


         You may revoke your voting instructions at any time before they are exercised by the subsequent execution and submission of revised instructions, by giving written notice of revocation to the undersigned at any time before the proxy is exercised, or by voting in person at the Meeting. If you do not expect to attend the Meeting in person, please fill in, sign and return promptly the enclosed voting instruction card in the enclosed envelope, which needs no postage if mailed in the United States.

        If a Voting Instruction Card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal for which a Shareholder is entitled to provide voting instructions.

         If the necessary quorum to transact business or the vote required to approve or disapprove a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments at the Meeting, in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such an adjournment with respect to those voting instructions which have been voted in favor of the proposals and will vote against such an adjournment those voting instructions which have been voted against the proposal.

         Your Board of Directors unanimously recommends that you vote in favor of each proposal.

         Please review the enclosed Prospectus/Proxy Statement for additional information regarding the Plan of Reorganization.

                                By Order of the Board of Directors,


                                Beverly A. Byrne
                                Secretary

Greenwood Village, Colorado
                                May XX, 2006

                                     PART A:

             INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                           PROSPECTUS/PROXY STATEMENT
                              Dated May XX, 2006

ACQUISITION OF THE ASSETS OF:       BY AND IN EXCHANGE FOR THE SHARES OF:

Maxim U.S. Government                       Maxim U.S. Government Mortgage
  Securities Portfolio                                  Securities Portfolio

                                each a series of:
                             Maxim Series Fund, Inc.
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                                 (303) 737-3000

Maxim Series Fund, Inc. ("Maxim" or the "Fund") is an open-end management investment company offering shares in several funds/portfolios.

This Prospectus/Proxy Statement relates to the proposed acquisition (the "Reorganization") of:

     o the assets of the Maxim U.S. Government Securities Portfolio ("Maxim U.S. Government Securities") by and in exchange for shares of the Maxim U.S. Government Mortgage Securities Portfolio ("Maxim U.S. Government Mortgage Securities").

The Maxim U.S. Government Securities Portfolio, whose assets will be acquired in the Reorganization, will be referred to as the "Acquired Portfolio", and the Maxim U.S. Government Mortgage Securities Portfolio, which will acquire those assets, will be referred to as the "Acquiring Portfolio." From time to time, the Acquiring Portfolio or the Acquired Portfolio may be referred to herein as a "Portfolio" and collectively as the "Portfolios."


At a meeting of the shareholders of the Acquired Portfolio to be held on June 26, 2006, at 10:30 a.m. at the offices of Maxim, 8515 E. Orchard Road, Greenwood Village, Colorado (together with any adjournments thereof, the "Meeting"), shareholders of the Acquired Portfolio will be asked to consider and approve or disapprove an Agreement and Plan of Reorganization (the "Plan") that relates to the Reorganization. If the Plan is approved by a vote of the shareholders of the Acquired Portfolio, then the assets of the Acquired Portfolio will be acquired by, and in exchange for, the shares of the Acquiring Portfolio and the liabilities of the Acquired Portfolio will be assumed by the Acquiring Portfolio. The Acquired Portfolio will then be liquidated and terminated by Maxim and the shares of the Acquiring Portfolio distributed to shareholders of the Acquired Portfolio in the redemption of the Acquired Portfolio shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Portfolio then held by former shareholders of the Acquired Portfolio may be different than the number of shares of the Acquired Portfolio that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Portfolio shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Portfolio shares formerly held immediately before completion of the Reorganization.)


Because shareholders of the Acquired Portfolio are being asked to approve transactions that will result in their receiving shares of the Acquiring Portfolio, this Prospectus/Proxy Statement also serves as a prospectus for the shares of the Acquiring Portfolio issued in connection with the Reorganization.

This Prospectus/Proxy Statement sets forth concisely the information about Maxim that you should know before considering the Reorganization and should be retained for future reference. A Statement of

Additional Information, dated May XX, 2006, related to this Prospectus/Proxy Statement and containing additional information about Maxim has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into and considered part of this Prospectus/Proxy Statement. You may obtain a free copy of that Statement of Additional Information and other information by calling 1-800-537-2033 or writing to Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

The most recent Prospectus, Statement of Additional Information and Annual Report for the Acquired Portfolio are incorporated herein by reference and are considered a part of this Prospectus/Proxy Statement. For a free Prospectus or Statement of Additional Information for the Acquired Portfolio, please call 1-800-537-2033 or write Secretary, Maxim Series Fund, at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The most recent Annual Reports for the Acquired Portfolio and the Acquiring Portfolio are enclosed with and considered a part of this Prospectus/Proxy Statement.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense. No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by Maxim.


                                TABLE OF CONTENTS

SYNOPSIS..........................................................................................................3

          The Reorganization......................................................................................3

          Operating Expenses......................................................................................4

                   Fees and Expenses..............................................................................4

                   Examples.......................................................................................5

          Investment Objectives and Strategies....................................................................5

          Distribution and Purchase Procedures and Exchange Rights;
          Redemption Procedures...................................................................................6

          Federal Income Tax Consequences.........................................................................6


INFORMATION ABOUT THE REORGANIZATION..............................................................................7

          The Plan................................................................................................7

          Reasons for the Proposed Reorganization.................................................................7

          Federal Tax Considerations of Owning the Acquiring Portfolio............................................8

                   Qualification of Maxim as a Regulated Investment Company.......................................8

                   Diversification Requirements Applicable to Insurance Company
                   Separate Accounts..............................................................................8

                   Tax Implications for Contract Owners...........................................................9

          Rights of Security Holders..............................................................................9

          Capitalization..........................................................................................9

PRINCIPAL RISK FACTORS OF INVESTING IN THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.........................9

          Comparison of Risk Factors..............................................................................9

          Risk/Return Bar Chart and Table........................................................................10


ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES, RISKS , AND PERFORMANCE.......................11

          Maxim U.S. Government Mortgage Securities Portfolio....................................................12

                   Investment Objectives and Strategies..........................................................12

                          Money Market Instruments...............................................................13

                          Temporary Investment Strategies........................................................13

                   Other Investment Practices....................................................................13

                          Foreign Securities.....................................................................13

                          Derivatives............................................................................14

                   Other Risk Factors Associated with the Acquiring Portfolio....................................15

          Maxim U.S. Government Securities Portfolio.............................................................15

                   Investment Objectives and Strategies .........................................................15

                                       i

                          Money Market Instruments...............................................................16

                          Temporary Investment Strategies........................................................16

                   Other Investment Practices....................................................................16

                          Foreign Securities.....................................................................16

                          Derivatives............................................................................17

                   Other Risk Factors Associated with the Portfolio..............................................18

MANAGEMENT OF THE ACQUIRING PORTFOLIO............................................................................18


          Maxim Capital Management...............................................................................18

          Management of the Acquiring Portfolio..................................................................19


PORTFOLIO INVESTMENT.............................................................................................20

          Investing in the Portfolios............................................................................20

                   Pricing Shares................................................................................20

                   Purchasing and Redeeming Shares...............................................................21

                   Exchanging Shares.............................................................................21

                   Other Information.............................................................................22

                   Dividends and Capital Gains Distributions.....................................................22

                   Frequent Purchases and Redemptions of Fund Shares.............................................23

PAST PERFORMANCE AND FINANCIAL HIGHLIGHTS OF THE ACQUIRING PORTFOLIO.............................................24

LEGAL PROCEEDINGS................................................................................................24

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO.............................................................25

ADDITIONAL INFORMATION ABOUT THE ACQUIRED PORTFOLIO..............................................................25

VOTING INFORMATION...............................................................................................26

          The Meeting............................................................................................26


          Proxy and Voting Instruction Solicitations.............................................................26


          Required Vote   .......................................................................................27

          Outstanding Shares and Principal Shareholders..........................................................27

EXHIBITS TO PROSPECTUS/PROXY STATEMENT


         EXHIBIT A         Form of Agreement and Plan of Reorganization by and between Maxim U.S. Government
                           Securities Portfolio by Maxim U.S. Government Mortgage Securities Portfolio


         EXHIBIT B         Annual Report to Shareholders of Maxim U.S. Government Mortgage Securities Portfolio for
                           the year ended December 31, 2005

         EXHIBIT C         Annual Report to Shareholders of Maxim U.S. Government Securities Portfolio for the year ended December 31, 2005

                                       ii

                                    SYNOPSIS

The Reorganization

The Maxim Board of Directors (the "Maxim Board"), including a majority of Maxim Directors who are not "interested persons" of Maxim within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), approved the Plan at a meeting held on February 23, 2006 which provides for the Acquired Portfolio to be merged into the Acquiring Portfolio, as summarized in the table below:

------------------ ---------------------------------- -------------------------------- -------------------------------
                          Acquired Portfolio                Acquiring Portfolio        Shareholders Entitled to Vote
------------------ ---------------------------------- -------------------------------- -------------------------------
------------------ ---------------------------------- -------------------------------- -------------------------------
Proposal 1         Maxim U.S. Government Securities   Maxim U.S. Government Mortgage   Shareholders of Maxim U.S.
                   Portfolio                          Securities Portfolio             Government Securities
                                                                                       Portfolio
------------------ ---------------------------------- -------------------------------- -------------------------------

The Maxim Board has determined that the Reorganization is in the best interests of the Acquired Portfolio and their shareholders and that the interests of shareholders and Contract owners with values allocated to sub-accounts that invest in the Acquired Portfolio will not be diluted as a result of the proposed Reorganization.

Shares of the Acquired Portfolio and the Acquiring Portfolio are sold only to separate accounts of Great-West Life & Annuity Insurance Company ("GWL&A"), First Great-West Life & Annuity Insurance Company ("First Great-West") and New England Financial (together, the "Life Companies") to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans for which the Life Companies provide administrative services.

Under the Plan, the assets of the Acquired Portfolio will be acquired by, and in exchange for, the shares of the Acquiring Portfolio and the liabilities of the Acquired Portfolio will be assumed by the Acquiring Portfolio. The Acquired Portfolio will then be terminated by Maxim and the shares of the Acquiring Portfolio distributed to shareholders of the Acquired Portfolio in the redemption of the Acquired Portfolio shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Portfolio then held by former shareholders of the Acquired Portfolio may be different than the number of shares of the Acquired Portfolio that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Portfolio shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Portfolio shares held immediately before completion of the Reorganization.)


The Reorganization is part of a restructuring designed to eliminate the offering of overlapping investments with similar investment objectives and investment strategies that serve as funding vehicles for qualified plans and variable insurance contracts issued by the Life Companies. Because both Portfolios are part of the same intermediate government bond fund market, the Reorganization is intended to streamline product offerings while maintaining a competitive set of underlying investment options to help variable contract holders and plan participants meet their financial goals.

The Reorganization is also designed to address the difficulties associated with the lower and decreasing asset levels of the Acquired Portfolio. Lower asset levels result, for example, in higher per share fixed expenses, while higher asset levels can enable a Portfolio to trade more efficiently at lower costs. The Acquired Portfolio has not been as successful as anticipated in attracting assets to an increasingly competitive marketplace. Moreover, the prospects for significant growth in the assets of the Acquired

                                       3

Portfolio are believed to be limited, while the Acquiring Portfolio already has a higher existing asset base and seemingly greater prospects for future asset growth. Thus, the Reorganization is intended to offer current shareholders in the Acquired Portfolio an opportunity to invest in a larger, more efficiently managed portfolio, with greater prospects for future asset growth.

Costs of the Reorganization will not be borne by the Acquiring Portfolio or Acquired Portfolio, but rather will be borne solely by GW Capital Management, LLC, d/b/a Maxim Capital Management, investment advisor to Maxim ("MCM" or the "Advisor"). The costs to be borne include attorneys' fees, accountants' fees, the costs of printing, assembling and mailing the Prospectus/Proxy Statement and other proxy solicitation materials to Contract Owners and tabulation costs. The costs will include portfolio transaction expenses, if any, relating to disposition of non-conforming securities.

Further, Maxim will have received opinions from Jorden Burt LLP, tax counsel to Maxim, which conclude, on the basis of the assumptions stated in the opinions, that neither the Acquired Portfolio, the Acquiring Portfolio, their shareholders nor the Contract Owners with contract values allocated to the Acquiring Portfolio or the Acquired Portfolio will incur any additional tax obligations as a result of the Reorganization.

The Maxim Board called the Meeting to allow shareholders to consider and vote on the Reorganization. The Board unanimously recommends that the shareholders of the Acquired Portfolio vote FOR the Plan and the resulting Reorganization.

Operating Expenses

Shareholders of the Acquiring Portfolio and Acquired Portfolio pay various fees and expenses. The table below describes the fees and expenses paid by shareholders of the Acquiring Portfolio and the Acquired Portfolio. These expenses are based on the expenses for the fiscal year ended December 31, 2005 for both the Acquiring Portfolio and the Acquired Portfolio. Neither the Acquired Portfolio nor the Acquiring Portfolio imposes sales charges (loads), redemption fees, or other shareholder transaction fees. In addition, neither the Acquired Portfolio nor the Acquiring Portfolio imposes distribution fees. The operating expenses do not reflect charges or expenses related to the variable insurance contracts or qualified plans invested in the Portfolios.

The table below shows the fee and expense information for the Acquired Portfolio and Acquiring Portfolio as well as pro forma fee and expense information on a combined basis, giving effect to the Reorganization. As shown below in the following table, the Total Annual Portfolio Operating Expenses of the Acquiring Portfolio are expected to remain unchanged as a result of the acquisition of the Acquired Portfolio.

Fees and Expenses

-------------------------------------------- ------------------------ ------------------------ -----------------------
Annual Portfolio Operating Expenses          Maxim U.S. Government    Maxim U.S. Government    Pro Forma Combined
(expenses that are deducted from Portfolio   Securities Portfolio     Mortgage Securities
assets as a % of average net assets)                                  Portfolio
-------------------------------------------- ------------------------ ------------------------ -----------------------
-------------------------------------------- ------------------------ ------------------------ -----------------------
Management Fees                              0.60%                    0.60%                    0.60%
-------------------------------------------- ------------------------ ------------------------ -----------------------
-------------------------------------------- ------------------------ ------------------------ -----------------------
Other Expenses                               0.00%                    0.00%                    0.00%
-------------------------------------------- ------------------------ ------------------------ -----------------------
-------------------------------------------- ------------------------ ------------------------ -----------------------
Total Annual Portfolio Operating Expenses    0.60%                    0.60%                    0.60%
-------------------------------------------- ------------------------ ------------------------ -----------------------

                                       4
Examples

The examples are intended to help you compare the cost of investing in each Portfolio. The examples assume an investment of $10,000 in each Portfolio for the time periods indicated and a redemption of all shares at the end of those periods. The examples also assume that the investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Portfolios' operating expenses are not waived and remain the same. The examples do not reflect charges or expenses related to the variable insurance contracts or qualified plans invested in the Portfolios. Although actual costs may be higher or lower, based on these assumptions the costs would be:

------------------------------- ------------------- ------------------- ------------------- -----------------
          Portfolio                   1 Year             3 Years             5 Years            10 Years
------------------------------- ------------------- ------------------- ------------------- -----------------
------------------------------- ------------------- ------------------- ------------------- -----------------
Maxim U.S. Government                  $62                 $194                $340               $774
Securities Portfolio
------------------------------- ------------------- ------------------- ------------------- -----------------
------------------------------- ------------------- ------------------- ------------------- -----------------
Maxim U.S. Government                  $62                 $194                $340               $774
Mortgage Securities Portfolio
------------------------------- ------------------- ------------------- ------------------- -----------------
------------------------------- ------------------- ------------------- ------------------- -----------------
Pro Forma Combined                     $62                 $194                $340               $774
------------------------------- ------------------- ------------------- ------------------- -----------------

The examples are for comparison purposes only and are not a representation of the Portfolios' actual expenses or returns, either past or future.

Investment Objectives and Strategies

The investment objectives and strategies of the Acquired Portfolio and the Acquiring Portfolio are set forth in the following table. There is no guarantee that a Portfolio will meet its objectives. The table compares the objectives and strategies of the Acquiring Portfolio to the Acquired Portfolio whose assets it will acquire:

------------------ ------------------------------------------------ -------------------------------------------------
                     Maxim U.S. Government Securities Portfolio        Maxim U.S. Government Mortgage Securities
                                                                                       Portfolio
------------------ ------------------------------------------------ -------------------------------------------------
------------------ ------------------------------------------------ -------------------------------------------------
Investment         o    Seek the highest level of return            o    Seek the highest level of return
Objective               consistent with preservation of capital          consistent with preservation of capital
                        and substantial credit protection.               and substantial credit protection

------------------ ------------------------------------------------ -------------------------------------------------
------------------ ------------------------------------------------ -------------------------------------------------
Principal          o    Under normal circumstances, invest at       o    Under normal circumstances, invest at
Investment              least 80% of its net assets (plus the            least 80% of its net assets (plus the
Strategies              amount of any borrowings for investment          amount of any borrowings for investment
                        purposes) in securities issued or                purposes) in mortgage related securities
                        guaranteed by the U.S. Government or its         that have been issued or guaranteed by the
                        agencies or instrumentalities.                   U.S. Government or its agencies or
                                                                         instrumentalities.

                   o    Focus on relative value of the
                        security by analyzing the current and       o    Focus on relative value of the
                        expected level of interest rates, and            security by analyzing the current and
                        current and historical asset yields              expected level of interest rates, and
                        versus treasury yields.                          current and historical asset yields versus
                                                                         treasury yields.
                   o    Invest in private mortgage

                                       5

                        pass-through securities and                 o    Invest in private mortgage
                        collateralized mortgage obligations              pass-through securities and collateralized
                        (CMOs).  CMOs may be issued by private           mortgage obligations (CMOs).  CMOs may be
                        issuers and collateralized by securities         issued by private issuers and
                        issued or guaranteed by the U.S.                 collateralized by securities issued or
                        Government or its agencies or                    guaranteed by the U.S. Government or its
                        instrumentalities.                               agencies or instrumentalities.

                   o    Invest in U.S. Treasury bills, notes or
                        bonds or in certificates (which are
                        fully backed by the U.S. Government)
                        representing individual interests in pools of these types of U.S. Treasury securities.

------------------ ------------------------------------------------ -------------------------------------------------
------------------ --------------------------------------------------------------------------------------------------
Key Differences    The  Acquired  Portfolio's  and  the  Acquiring  Portfolio's  stated  investment  objectives  are identical.  The principal  investment  strategies are substantially  similar,  with the exception being that the  Acquired Portfolio  has the  additional  option of investing  in U.S.  Treasury bills,  notes or  bonds or in  certificates  (which  are  fully  backed  by the U.S.  Government)
                   representing  individual interests in pools of these types of U.S. Treasury securities.  Both the
                   Acquiring  Portfolio  and  the  Acquired  Portfolio  utilize  the  Lehman  Aggregate  Bond  Index benchmark.  The Lehman  Aggregate  Bond Index  covers the U.S.  investment  grade fixed rate bond market,  including government and corporate securities,  agency mortgage pass-through securities, commercial  mortgage-backed  securities,  and asset-backed  securities having a final maturity of greater than one year that are traded on U.S. financial markets.
------------------ --------------------------------------------------------------------------------------------------


Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures

The distribution and purchase procedures and exchange rights, as well as the redemption procedures, for the Acquiring Portfolio and the Acquired Portfolio set forth in this Prospectus are identical, and are set for the in the section, below, entitled "Investing in the Portfolios."

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, the Acquired Portfolio and the Acquiring Portfolio will have received an opinion of Jorden Burt LLP, tax counsel to Maxim, which concludes, on the basis of the assumptions stated in the opinions, that neither the Acquired Portfolio, the Acquiring Portfolio, their shareholders nor the Contract Owners with contract values allocated to the Acquiring Portfolio or the Acquired Portfolio will incur any additional tax obligations as a result of the Reorganization.

The opinion of Jorden Burt will conclude that, based on the facts and assumptions stated therein, for federal income tax purposes the Reorganization contemplated by the Plan shall qualify as a "tax-free reorganization" under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or, in the alternative, that the transaction will not qualify as a tax-free reorganization under Section 368(a)(1) of the Code, but that: (a) the contract owners and employee benefit plan participants with

                                       6

beneficial interests in the Acquired Portfolio and Acquiring Portfolio will not realize a tax gain or loss as a result of the transaction, (b) the Acquiring Portfolio will not realize a tax gain or loss as a result of the transaction, and (c) the Acquired Portfolio will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction.


                      INFORMATION ABOUT THE REORGANIZATION

The Plan

The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

If shareholders of the Acquired Portfolio approve the Plan, then the assets of the Acquired Portfolio will be acquired by, and in exchange for, the shares of the corresponding Acquiring Portfolio and the liabilities of the Acquired Portfolio will be assumed by the Acquiring Portfolio. The Acquired Portfolio will then be terminated by Maxim and the shares of the Acquiring Portfolio distributed to shareholders of the Acquired Portfolio in the redemption of the Acquired Portfolio shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Portfolio then held by former shareholders of the Acquired Portfolio may be different than the number of shares of the Acquired Portfolio that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Portfolio shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Portfolio shares formerly held immediately before completion of the Reorganization).


It is anticipated that the Reorganization will be consummated as of the close of business on July 14, 2006, or such later date as may be determined by mutual agreement of the officers of Maxim (the "Closing Date"), subject to the satisfaction of all conditions precedent to the closing. In the event that the Acquired Portfolio holds any securities or other assets that the corresponding Acquiring Portfolio would not be permitted to hold as an investment ("non-permitted assets"), the Acquired Portfolio will dispose of such non-permitted assets prior to the Closing Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In general, only portfolio securities that are included in the Acquiring Portfolio's Benchmark Index will be transferred by the Acquired Portfolio to the corresponding Acquiring Portfolio, and all other investments of the Acquired Portfolio will be liquidated prior to the Closing Date.


MCM will pay or reimburse the Acquired Portfolio for brokerage commissions incurred by them in connection with the disposition of any non-permitted assets.

Reasons for Proposed Reorganization

The investment objectives and strategies of the Acquired Portfolio overlap with the investment objectives and strategies of the Acquiring Portfolio. Because both Portfolios are part of the same intermediate government bond fund market, the Reorganization is intended to streamline product offerings while maintaining a competitive set of underlying investment options to help variable contract holders and plan participants meet their financial goals.

The Reorganization is also designed to address the difficulties associated with the lower and decreasing asset levels of the Acquired Portfolio. Lower asset levels result, for example, in higher per share fixed expenses, while higher asset levels can enable a Portfolio to trade more efficiently at lower costs.

                                       7

The Acquired Portfolio has not been as successful as anticipated in attracting assets to an increasingly competitive marketplace. Moreover, we believe that the prospects for significant growth in the assets of the Acquired Portfolio are limited, while the Acquiring Portfolio already has a higher existing asset base and, we believe, greater prospects for future asset growth. Thus, we believe that the Reorganization will offer current shareholders in the Acquired Portfolio an opportunity to invest in a larger, more efficiently managed portfolio, with greater prospects for future asset growth.

Although the expected lack of prospects for future growth factored into the decision to propose the Reorganization, the Maxim Board approved the Plan only after considering a variety of factors, including the past performance of the Acquiring Portfolio and Acquired Portfolio, similarity of investment objectives and policies and the absence of any dilution or adverse tax consequences to Contract owners with values allocated to any of the Acquiring Portfolio or Acquired Portfolio.

Federal Tax Considerations of Owning the Acquiring Portfolio

Qualification of Maxim as a Regulated Investment Company.

Maxim believes that the Acquiring Portfolio is a regulated investment company under Subchapter M of the Code. As a result of qualifying as a regulated investment company, the Acquiring Portfolio will not be subject to U.S. federal income tax on its "net investment income" and "net capital gain" (as those terms are defined in the Code) that it distributes to its shareholders in each taxable year provided that it distributes to all its shareholders at least 90% of its net investment income for such taxable year. The Acquiring Portfolio is subject to a non-deductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, the Acquiring Portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

If the Acquiring Portfolio failed to qualify as a regulated investment company, the Acquiring Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, a separate account investing in such Acquiring Portfolio would be treated as owning the shares of such Acquiring Portfolio (rather than a proportionate share of the assets of such Acquiring Portfolio) for purposes of the diversification requirements under Subchapter L of the Code. As a result, owners of contracts based on such Acquiring Portfolio might be taxed currently on the investment earnings under their contracts.

Diversification Requirements Applicable to Insurance Company Separate Accounts.

Because Maxim complies with the ownership restrictions of the Internal Revenue Service ("IRS") diversification regulations (ownership of beneficial interests only by insurance company segregated asset accounts and certain other entities set forth in IRS regulations and no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of the Acquiring Portfolio in which it invests, provided the Acquiring Portfolio qualified as a regulated investment company. The Acquiring Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code.

If the Acquiring Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Acquiring Portfolio might also be taxed on the investment earnings under their contracts. Maxim and its Advisor and sub-advisor intend that the Acquiring Portfolio will comply with the rules regarding registered investment companies and asset

                                       8

diversification under Subchapter L of the Code as they currently exist or as they may be modified from time to time.

Tax Implications for Contract Owners.

For information regarding the tax implications for the purchaser of a variable contract who allocates investments to an Acquiring Portfolio of Maxim, please refer to the prospectus for the contract.

The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations, which are subject to change, possibly with retroactive effect. Contract holders should consult with their legal or tax advisors for further information.

Rights of Security Holders

There are no material differences between the rights of security holders of the Acquiring Portfolio and those of the Acquired Portfolio.

Capitalization

The following tables show the net assets, shares outstanding and net asset value per share of the Acquired Portfolio and the Acquiring Portfolio. This information is generally referred to as "capitalization." The term "pro forma combined" means the expected capitalization of the Acquiring Portfolio after it has combined with the Acquired Portfolio, i.e., as if the Reorganization had already occurred.

The capitalization tables are based on figures as of December 31, 2005. The ongoing investment performance and daily share purchase and redemption activity of the Acquired Portfolio and Acquiring Portfolio affect capitalization. Therefore, the capitalization on the Closing Date may vary from the capitalization shown in the following tables.

-------------------------------- --------------------------- ---------------------------- ----------------------------
                                   Maxim U.S. Government        Maxim U.S. Government         Pro Forma Combined
                                   Securities Portfolio          Mortgage Securities
                                                                      Portfolio
-------------------------------- --------------------------- ---------------------------- ----------------------------
-------------------------------- --------------------------- ---------------------------- ----------------------------
Net assets                               65,859,491                  247,118,705                  312,978,196
-------------------------------- --------------------------- ---------------------------- ----------------------------
-------------------------------- --------------------------- ---------------------------- ----------------------------
Shares outstanding                       6,099,518                   21,230,406                   26,888,161
-------------------------------- --------------------------- ---------------------------- ----------------------------
-------------------------------- --------------------------- ---------------------------- ----------------------------
Net asset value per share                  10.80                        11.64                        11.64
-------------------------------- --------------------------- ---------------------------- ----------------------------


                     PRINCIPAL RISK FACTORS OF INVESTING IN
               THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO


Comparison of Risk Factors


The following table describes the principal risks associated with investments in the Acquiring Portfolio. In addition, the risks of investing in the Acquired Portfolio are identified. The principal risks associated with investing in both the Acquiring Portfolio and the Acquired Portfolio are identical.


                                       9

------------------- ------------------------------------------------- ------------------------------------------------
                       Maxim U.S. Government Securities Portfolio        Maxim U.S. Government Mortgage Securities
                                                                                         Portfolio
------------------- ------------------------------------------------- ------------------------------------------------
------------------- ------------------------------------------------- ------------------------------------------------
Principal Risks     Interest Rate Risk                                Interest Rate Risk
                    o    The market value of a debt security is       o    The market value of a debt security
                         affected significantly by changes in              is affected significantly by changes in
                         interest rates.  When interest rates rise,        interest rates.  When interest rates
                         the security's market value declines and          rise, the security's market value
                         when interest rates decline, market value         declines and when interest rates decline,
                         rises.  The longer a bond's maturity, the         market value rises.  The longer a bond's
                         greater the risk and the higher its               maturity, the greater the risk and the
                         yield.  Conversely, the shorter a bond's          higher its yield. Conversely, the shorter
                         maturity, the lower the risk and the lower        a bond's maturity, the lower the risk and
                         its yield.                                        the lower its yield.

                    Credit Risk                                       Credit Risk
                    o    A bond's value can also be affected by       o    A bond's value can also be affected
                         changes in its credit quality rating or           by changes in its credit quality rating its
                         issuer's financial conditions.                    or its issuer's financial conditions.
                    o    An issuer may default on its                 o    An issuer may default on its
                         obligation to pay principal and/or                obligation to pay principal and/or
                         interest.                                         interest.

                    Prepayment Risk                                   Prepayment Risk
                    o    When homeowners prepay their mortgages       o    When homeowners prepay their
                         in response to lower interest rates,              mortgages in response to lower
                         the Portfolio may be required to                  interest rates, the Portfolio may be
                         reinvest the proceeds at the lower                required to reinvest the proceeds at
                         interest rates then available.  Also,             the lower interest rates then
                         when interest rates fall, the price of            available.  Also, when interest rates
                         mortgage-backed securities may not                fall, the price of mortgage-backed
                         rise to as great an extent as that of             securities may not rise to as great
                         other fixed income securities.                    an extent as that of other fixed
                                                                           income securities.
                    Liquidity Risk
                    o    The fixed income securities in which         Liquidity Risk
                         the Portfolio invests may be less            o    The fixed income securities in which
                         readily marketable and may be subject             the Portfolio invests may be less
                         to greater fluctuation in price than              readily marketable and may be subject
                         other securities.                                 to greater fluctuation in price than
                                                                           other securities.
                    Possible Loss of Money
                    o    When you sell your shares of the              Possible Loss of Money
                          Portfolio, they could be worth less than     o   When you sell your shares of the
                         what you paid for them.                           Portfolio, they could be worth less than
                                                                           what you paid for them.


------------------- ------------------------------------------------- ------------------------------------------------

Risk/Return Bar Chart and Table

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Acquiring Portfolio by showing changes in the performance from calendar year to calendar year, and comparing the average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

--------------------------------------------------------------------------------

               MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

                                  (BAR CHART)*

                                     MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES
                                         PORTFOLIO -- ANNUAL TOTAL RETURNS

                   1996                            4.29%
                   1997                            8.64%
                   1998                            7.12%
                   1999                            0.51%
                   2000                           10.71%
                   2001                            7.13%
                   2002                            9.83%
                   2003                            2.52%
                   2004                            3.44%
                   2005                            2.17%


The average annual total return for one year, five years and ten years for the period ended December 31, 2005:

AVERAGE ANNUAL TOTAL RETURN                                      One Year       Five Years       Ten Years
                                                                 --------       ----------       ---------
Maxim U.S. Government Mortgage Securities Portfolio               2.17%            4.98%           5.58%
Lehman Aggregate Bond Index                                       2.43%            5.87%           6.17%


The inception date for the Maxim U.S. Government Mortgage Securities Portfolio was December 1, 1992.

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

               ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
                     AND STRATEGIES, RISKS, AND PERFORMANCE

See the above "Investment Objectives and Strategies" section for a description and comparison of the Acquiring Portfolio and the Acquired Portfolio's investment objectives or goals and strategies, and a description of the Benchmark Index used by both the Acquiring Portfolio and Acquired Portfolio.

See the above section entitled "Principal Risk Factors of Investing in the Acquiring Portfolio and the Acquired Portfolio" for a description and comparison of the principal risks associated with investments in the Acquiring Portfolio and the Acquired Portfolio.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Investment Objectives and Strategies

The Acquiring Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.

The Acquiring Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in a Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in the Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may not invest in below investment grade debt securities.

The Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities."

The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives."

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Acquiring Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Acquiring Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the sub-advisor. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by the sub-advisor, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Acquiring Portfolio take this action, it may not achieve its investment objective.

Other Investment Practices

Foreign Securities

The Portfolio may, in a manner consistent with its investment objective and policies, invest in foreign securities. Accordingly, as an investor in this Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities has some exposure to foreign markets. This exposure will be minimized to the extent this Portfolio invests primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Portfolio will enter into derivative transactions only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the sub-advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Acquiring Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

Investment Objectives and Strategies

The Acquired Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio's investment strategies are applied at the time the Portfolio acquires a security.

The Acquired Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in a Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may not invest in below investment grade debt securities.

The Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities."

The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives."

Money Market Instruments

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the sub-advisor. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by the sub-advisor, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Other Investment Practices

Foreign Securities

The Portfolio may, in a manner consistent with its investment objective and policies, invest in foreign securities. Accordingly, as an investor in this Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities has some exposure to foreign markets. This exposure will be minimized to the extent this Portfolio invests primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Portfolio will enter into derivative transactions only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the sub-advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information.


                      MANAGEMENT OF THE ACQUIRING PORTFOLIO

Maxim Capital Management


MCM provides investment advisory, accounting and administrative services to Maxim. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.6 million. MCM and its affiliates have been providing investment management services since 1969.

Maxim operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-advisor's performance through quantitative and qualitative analysis and will periodically report to the Maxim Board as to whether each sub-advisor's agreement should be renewed, terminated or modified. A discussion regarding the basis for the Board of Directors' approving any investment advisory contract of Maxim is available both in the Acquiring Portfolio's and Acquired Portfolio's annual report to shareholders for the year ended December 31, 2005.

Maxim will furnish to shareholders of the applicable Maxim portfolios all information about a new sub-advisor or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-advisor or any proposed material change in a sub-advisory agreement. Maxim will meet this requirement by providing shareholders of the applicable Maxim portfolios with an information statement. With respect to a newly retained sub-advisor, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Maxim portfolios a maximum of ninety (90) days after the addition of the new sub-advisor or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-advisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Maxim or MCM other than by reason of serving as a sub-advisor to one or more Maxim portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Maxim portfolio. Currently, there are no sub-advisors who are affiliated persons with MCM.

For those Maxim portfolios for which MCM has entered into an agreement with a sub-advisor, the sub-advisor is responsible for the daily management of the portfolio and for making decisions to buy, sell or hold any particular security.

Each sub-advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each sub-advisor for its services.

Management of the Acquiring Portfolio

MCM does not currently have an agreement with anyone to provide sub-advisory services to the Acquiring Portfolio.

The Acquiring Portfolio is "directly" advised by MCM (i.e., without the assistance of a sub-adviser). MCM uses teams of professionals to manage the assets of the directly advised portfolios. Each portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective portfolios. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The Acquiring Portfolio is managed by a team of professionals consisting of Mr. Bruce Masters and Ms. Catherine Tocher. Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Mortgage Securities Portfolio and Maxim U.S. Government Securities Portfolio since 1993. Ms. Tocher is Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst. Mr. Masters is Assistant Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Mr. Masters is a graduate of Red River Community College in Winnipeg, Manitoba, Canada.

The management fees paid to MCM by the Acquiring Portfolio for the last fiscal year are as follows:

                      Portfolio                 Percentage of Average Net Assets
Maxim U.S. Government Mortgage Securities                    0.60%


                              PORTFOLIO INVESTMENT

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging shares of either the Acquiring Portfolio or the Acquired Portfolio is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after your order is received in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when te Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that a Portfolio's net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

The Fund determines net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form or "good order." This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.

o The form should be signed by the account owner(s) and include the following information:

     (1)   the name of the account;
     (2)   the account number;
     (3)   the name of the Portfolio from which  the shares are to be sold;

     (4)   the dollar amount or number of shares to be exchanged;
     (5)   the name of the Portfolio(s) in which new shares will be purchased;
           and
     (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o    You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim Bond Index, Maxim Federated Bond, Maxim U.S. Government Mortgage Securities, Maxim U.S. Government Securities and Maxim Short Duration Bond Portfolios ordinarily distribute dividends from net investment income quarterly.
o The Maxim T. Rowe Price Equity/Income, Maxim Janus Large Cap Growth, Maxim Salomon Brothers High Yield Bond, Maxim Ariel MidCap Value, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim MFS(R) Small-Cap Growth, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim S&P 500 Index(R), Maxim Global Bond, Maxim Loomis Sayles Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.
o The Maxim Templeton(R) International Equity, Maxim INVESCO ADR and Maxim MFS(R) International Growth, Portfolios ordinarily distribute dividends annually.
o All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order," as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established.

Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.


                    PAST PERFORMANCE AND FINANCIAL HIGHLIGHTS
                           OF THE ACQUIRING PORTFOLIO

The past performance and Financial Highlights of the Maxim U.S. Government Mortgage Securities Portfolio are and the Maxim U.S. Government Securities Portfolio for the fiscal year ended December 31, 2005 are setforth below.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                         Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2005            2004            2003           2002           2001
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period          $        11.88  $         11.96  $       12.36  $       11.85  $       11.69

Income from Investment Operations

Net investment income                                   0.49             0.48           0.49           0.20           0.63
Net realized and unrealized gain (loss)                (0.24)           (0.08)         (0.19)          0.54           0.18
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Income From Investment Operations                 0.25             0.40           0.30           0.74           0.81
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Less Distributions

From net investment income                             (0.49)           (0.48)         (0.50)         (0.19)         (0.65)
From net realized gains                                                                (0.20)         (0.04)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Distributions                                    (0.49)           (0.48)         (0.70)         (0.23)         (0.65)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Net Asset Value, End of Period                $        11.64  $         11.88  $       11.96  $       12.36  $       11.85
                                                =============   ==============   ============   ============   ============
                                                =============   ==============   ============   ============   ============


Total Return                                           2.17%            3.44%          2.52%          9.83%          7.13%

Net Assets, End of Period ($000)              $      247,119  $       264,419  $     306,288  $     347,127  $     219,596

Ratio of Expenses to Average Net Assets                0.60%            0.60%          0.60%          0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                4.20%            4.00%          4.10%          4.98%          5.66%

Portfolio Turnover Rate                               46.40%           79.23%        105.93%         82.56%         49.85%


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                        Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2005            2004            2003           2002           2001
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period          $        11.10  $         11.15  $       11.43  $       11.00  $       10.87

Income from Investment Operations

Net investment income                                   0.47             0.47           0.48           0.19           0.60
Net realized and unrealized gain (loss)                (0.23)           (0.05)         (0.19)          0.43           0.15
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Income From Investment Operations                 0.24             0.42           0.29           0.62           0.75
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Less Distributions

From net investment income                             (0.48)           (0.46)         (0.48)         (0.19)         (0.62)
From net realized gains                                (0.06)           (0.01)         (0.09)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Distributions                                    (0.54)           (0.47)         (0.57)         (0.19)         (0.62)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Net Asset Value, End of Period                $        10.80  $         11.10  $       11.15  $       11.43  $       11.00
                                                =============   ==============   ============   ============   ============
                                                =============   ==============   ============   ============   ============


Total Return                                           2.19%            3.90%          2.57%          9.81%          7.07%

Net Assets, End of Period ($000)              $       65,859  $        70,350  $      78,434  $      82,835  $      93,613

Ratio of Expenses to Average Net Assets                0.60%            0.60%          0.60%          0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                4.27%            4.17%          4.28%          5.25%          5.65%

Portfolio Turnover Rate                               46.48%           62.58%         71.74%         91.64%         66.47%


See notes to financial statements.

                                LEGAL PROCEEDINGS


There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

                    INFORMATION ABOUT THE ACQUIRING PORTFOLIO


Maxim has filed this Prospectus/Proxy Statement with the SEC. Additional information about the Acquiring Portfolio is included in the Statement of Additional Information related to this Prospectus/Proxy Statement that has been filed with the SEC and which is incorporated herein by reference. Additional information about the Acquiring Portfolio's investments is available in its Annual Report to shareholders, which is enclosed with this Prospectus/Proxy Statement. In the Acquiring Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Acquiring Portfolio's performance during its last fiscal year. Shareholders may make inquiries about the Acquiring Portfolio, and may obtain copies of the Statement of Additional Information related to this Prospectus/Proxy Statement or other information, without charge, by calling 1-800-537-2033 or by writing Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Maxim does not have an internet web site. However, the Acquiring Portfolio is subject to the requirements of the 1940 Act and, in accordance with such requirements Maxim files reports, proxy materials and other information with the SEC. You can inspect and copy those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 100 F Street N.E., Washington D. C.
20549 and at the SEC's Regional Office at 1801 California Street, Suite 1500, Denver CO 80202-2656. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 and are also available on the Commission's web site at http://www.sec.gov.


                    INFORMATION ABOUT THE ACQUIRED PORTFOLIO

The current Prospectus, Statement of Additional Information, and Annual Report for the Acquired Portfolio are incorporated herein by reference, and the current Annual Report for the Acquired Portfolio is enclosed with this Prospectus/Proxy Statement. Copies may be obtained, without charge, by writing to Maxim at its address noted above or by calling 1-800-537-2033. Additional information about the Acquired Portfolio is included in the Statement of Additional Information related to this Prospectus/Proxy Statement that has been filed with the SEC and which is incorporated herein by reference. Additional information about the Acquired Portfolio's investments is available in its Annual Report to shareholders. In the Acquired Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during its last fiscal year. Shareholders may make inquiries about the Acquired Portfolio, and may obtain copies of the Statement of Additional Information related to this Prospectus/Proxy Statement and copies of the Acquired Portfolio's Annual Report or other information, without charge, by calling 1-800-537-2033 or by writing Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Maxim does not have an internet web site. However, the Acquired Portfolio is subject to the requirements of the 1940 Act and, in accordance with such requirements Maxim files reports, proxy materials and other information with the SEC. You can inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 100 F Street N.E., Washington
D. C. 20549 and at the SEC's Regional Office at 1801 California Street, Suite 1500, Denver CO 80202-2656. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 and are also available on the Commission's web site at http://www.sec.gov.

                               VOTING INFORMATION

The Meeting


The Meeting will be held at 10:30 a.m., Mountain Time, on June 26, 2006, at the offices of Maxim, 8515 E. Orchard Road, Greenwood Village, CO, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan, pursuant to which the Acquired Portfolio will be merged into the Acquiring Portfolio, as well as any other business that may properly come before the Meeting. Only shareholders of the Acquired Portfolio are entitled to vote on this matter.


A copy of the Plan is attached hereto as Exhibit A of this Prospectus/Proxy Statement.


The Maxim Board fixed the close of business on March 31, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. All shares of the Acquired Portfolio held by an insurance company, whether as reserves for its obligations to variable annuity contract owners or otherwise, will be voted in proportion to the voting instructions received by that insurance company from its contract owners. The number of shares for which a contract owner is entitled to provide voting instructions will be determined by dividing his or her contract value allocated to the Acquired Portfolio on the Record Date by the share value of that Acquired Portfolio on the Record Date.


You may revoke your voting instructions at any time before they are exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Secretary, Maxim Series Fund, 8515 E. Orchard Road, Greenwood Village, Colorado 80111, at any time before the proxy is exercised, or by voting in person at the Meeting. If you do not expect to attend the Meeting in person, please date, fill in, sign and return promptly the enclosed voting instruction card in the enclosed envelope, which needs no postage if mailed in the United States.

            If a Voting Instruction Card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each of the proposal for which the Shareholder is entitled to provide voting instructions.

If the necessary quorum to transact business or the vote required to approve or disapprove a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments at the Meeting, in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such an adjournment with respect to those voting instructions which have been voted in favor of the proposals and will vote against such an adjournment those voting instructions which have been voted against the proposal.

Proxy and Voting Instruction Solicitations

The Maxim Board is soliciting proxies from shareholders of the Acquired Portfolio. GWL&A and its affiliates are the shareholders of record and are soliciting voting instructions from their Contract owners as to how to vote at the Meeting. Proxy and voting instruction solicitations will be done by mail. If additional solicitation should be necessary, the Life Companies may retain an outside firm for that purpose or may use certain of their employees for that purpose.

Required Vote

Approval of the Acquisition requires the affirmative vote of "a majority of the outstanding voting securities" of the Acquired Portfolio, as defined under the 1940 Act. For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Acquired Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Acquired Portfolio represented at the Meeting at which the holders of more than 50% or more of the outstanding shares of the Acquired Portfolio are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Acquired Portfolio.

Outstanding Shares and Principal Shareholders

The name, address and percentage of ownership of shareholders that owned of record 5% or more of the Acquired Portfolio on December 31, 2005, their percentage ownership of the Acquired Portfolio and the total number of shares of the Acquired Portfolio outstanding on December 31, 2005 are as follows:

--------------------------- ------------------------- ------------------------------------------- --------------------
    Acquired Portfolio       Total Number of Shares      Name & Address of Acquired Portfolio        Percentage of
                             of Acquired Portfolio     Shareholders with at least 5% Ownership    Acquired Portfolio
                            Outstanding at December              at December 31, 2005              Shares Held as of
                                    31, 2005                                                       December 31, 2005
--------------------------- ------------------------- ------------------------------------------- --------------------
--------------------------- ------------------------- ------------------------------------------- --------------------
Maxim U.S. Government               470,855                   COLI VUL 2 Series Account                  7.72%
Securities Portfolio               3,847,411                  Futurefunds Series Account                63.06%
                                   1,196,735                Futurefunds II Series Account               19.62%
                                    391,435                    Maxim II Series Account                   6.42%
--------------------------- ------------------------- ------------------------------------------- --------------------

The name, address and percentage of ownership of shareholders that owned of record 5% or more of each Acquiring Portfolio on December 31, 2005, their percentage ownership of each Acquiring Portfolio and the total number of shares of each Acquiring Portfolio outstanding on December 31, 2005 are as follows:

--------------------------- ------------------------- ------------------------------------------- --------------------
   Acquiring Portfolio       Total Number of Shares     Name & Address of Acquiring Portfolio        Percentage of
                             of Acquiring Portfolio    Shareholders with at least 5% Ownership         Acquiring
                            Outstanding at December              at December 31, 2005              Portfolio Shares
                                    31, 2005                                                          Held as of
                                                                                                   December 31, 2005
--------------------------- ------------------------- ------------------------------------------- --------------------
--------------------------- ------------------------- ------------------------------------------- --------------------
Maxim U.S. Government              1,237,390                      TNE Series Account                     5.78%
Mortgage Securities                1,854,503                Maxim Conservative Profile II                8.74%
Portfolio                          4,365,399                  Maxim Moderate Profile II                 20.56%
                                   11,101,654               Futurefunds II Series Account               51.90%
--------------------------- ------------------------- ------------------------------------------- --------------------

As of December 31, 2005, the officers and directors of Maxim, as a group, owned less than 1% of the outstanding shares of the Acquired Portfolio.

                         [Back Cover Page of Prospectus]
                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                        MAXIM SERIES FUND, INC. ("MAXIM")
                              Dated May XX, 2006

                                TABLE OF CONTENTS

INTRODUCTION................................................................................3

MAXIM.......................................................................................3

INVESTMENT OBJECTIVES AND POLICIES AND INVESTMENT RESTRICTIONS..............................3

        Fundamental Investment Restrictions.................................................4

        Non-Fundamental Investment Restrictions.............................................5

        Securities and Investment Practices and Techniques..................................5

        Portfolio Holdings Disclosure......................................................18

MAXIM DIRECTORS AND OFFICERS...............................................................19

        Directors and Officers.............................................................19

        Standing Committees................................................................23

        Ownership..........................................................................23

        Independent Directors and their Immediate Family Members...........................24

        Compensation.......................................................................25

CODES OF ETHICS............................................................................25

PRINCIPAL SECURITY HOLDERS.................................................................26

PROXY VOTING POLICIES......................................................................26

INVESTMENT ADVISORY AND OTHER SERVICES.....................................................26

        Investment Advisor.................................................................26

        Investment Advisory Agreement......................................................27

        Sub-Advisory Fees..................................................................28

        Advisory Fees......................................................................28

        Payment of Expenses................................................................28

        Portfolio Management...............................................................28

DISTRIBUTION AGREEMENT.....................................................................29

        Principal Underwriter..............................................................29

ADMINISTRATIVE SERVICES AGREEMENT..........................................................30

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.................................................30

        Qualification as a Regulated Investment Company....................................30

        Excise Tax on Regulated Investment Companies.......................................32

        Effect of Future Legislation; Local Tax Considerations.............................32

PERFORMANCE DATA...........................................................................32

        Maxim U.S. Government Mortgage Securities Portfolio................................32

        Performance Comparisons............................................................34

VOTING RIGHTS..............................................................................35

PRICING, PURCHASE AND REDEMPTION OF SHARES.................................................35

        Pricing Shares.....................................................................35

        Purchasing and Redeeming Shares....................................................36

        Frequent Purchases and Redemptions of
               Fund Shares ................................................................36

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................................37

        Brokerage Commissions..............................................................38

        Portfolio Turnover.................................................................39

FINANCIAL STATEMENTS.......................................................................39

        Maxim U.S. Government Mortgage Securities Portfolio................................39

        Maxim U.S. Government Securities Portfolio.........................................39

        Pro Forma Financial Statements.....................................................39

GENERAL INFORMATION........................................................................39

        Custodian..........................................................................39

        Transfer and Dividend Paying Agent.................................................39

        Independent Registered Public Accounting Firm......................................40

        Registration Statement.............................................................40


APPENDIX A.....       CORPORATE BOND AND COMMERCIAL PAPER RATINGS

APPENDIX B.....       GW CAPITAL MANAGEMENT, LLC
                      PROXY POLICIES & PROCEDURES



                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION is made this __ day of _______, 2006, by and between two portfolios of Maxim Series Fund, Inc., a Maryland corporation ("Maxim"): (i) Maxim U.S. Government Mortgage Securities Portfolio (the "Acquiring Portfolio"); and (ii) Maxim U.S. Government Securities Portfolio (the "Acquired Portfolio"), both, with their principal place of business at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

                             PLAN OF REORGANIZATION

         The Reorganization described in this Agreement and Plan of Reorganization ("Agreement" or "Plan") will take place at a closing (the "Closing") on a date determined under Section 4 and will consist of:

         (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio;

         (ii) the distribution to the shareholders of the Acquired Portfolio of shares of the Acquiring Portfolio in exchange for and in redemption of such shareholders' shares in the Acquired Portfolio;

         (iii) the termination of the Acquired Portfolio as soon as practicable after the Closing, all upon and subject to the terms and conditions of this Plan hereinafter set forth; and

         (iv) the change of name of the Acquiring Portfolio to the current name of the Acquired Portfolio.

1.       Shareholder Approval

         A meeting of the shareholders of the Acquired Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. Maxim shall furnish to the Acquired Portfolio's shareholders such data and information as shall be reasonably necessary in connection with the meeting.

2.       Plan of Reorganization

         (a) The Acquired Portfolio shall convey, transfer and deliver to the Acquiring Portfolio at the Closing all of the Acquired Portfolio's then existing assets (including, without limitation, all portfolio securities and instruments, dividends and interest receivable, cash, goodwill, contractual rights of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, originals or copies of all books and records of the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption, and encumbrances and restrictions on transfer arising under the Securities Act of 1933, as amended (the "Securities Act")), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:

         (i) discharge its unpaid liabilities on its books at the Closing; and


                                       A1




          (ii) pay such contingent liabilities as the Treasurer of Maxim shall reasonably deem to exist against the Acquired Portfolio, if any, at the Closing, for which contingent and other appropriate liability reserves shall be established on the Acquired Portfolio's books in accordance with generally accepted accounting principles; such existing assets, net of the reserves described in (i) and (ii), hereinafter referred to as the Acquired Portfolio's "Net Assets." Notwithstanding the foregoing, the Acquiring Portfolio shall also assume any other liabilities incurred on behalf of the Acquired Portfolio.

         (b) Subject to the terms and conditions of this Plan, the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of its shares (including any fractional share rounded to the nearest one-thousandth of a share) determined by dividing the net asset value per share of the shares of the Acquired Portfolio by the net asset value per share of the Acquiring Portfolio's shares, and multiplying the result thereof by the number of outstanding shares of the Acquired Portfolio, as of the close of trading on the New York Stock Exchange on the Closing Date. All such values shall be determined in the manner and as of the time set forth below in Section 3.

         (c) Immediately following the Closing, or as soon thereafter as is conveniently practicable, the Acquired Portfolio shall distribute to each of its shareholders of record as of the close of business on the Closing that number of shares of the Acquiring Portfolio (including any fractional share rounded to the nearest one-thousandth of a share) as shall have an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio which were owned by such shareholder immediately prior to the Closing, in exchange for and in cancellation of such shareholder's shares of the Acquired Portfolio, such values to be determined in the manner and as of the time set forth below in Section 3. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Portfolio in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date, and all issued and outstanding shares of the Acquired Portfolio simultaneously shall be cancelled on the books of the Acquired Portfolio.



                                       A2



3. Valuation

(a) The value of the Acquired Portfolio's Net Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of trading on the New York Stock Exchange (normally 4 p.m. ET) on the business day immediately preceding the date of the Closing (the "Valuation Date") using the valuation procedures set forth in Maxim's current prospectus and statement of additional information.

(b) The net asset value of a share of the Acquired Portfolio's and the Acquiring Portfolio's shares for purposes of Section 2 shall be determined to the nearest full cent as of the close of trading on the New York Stock Exchange on the Valuation Date using the valuation procedures set forth in Maxim's currently effective prospectus.

4. Closing

         The Closing shall occur at either the later of:

                  (i) receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Acquired Portfolio at which the Plan will be considered, or


                  (ii) July 14, 2006.


5.       Distribution, Liquidation and Dissolution

         (a) As soon as practicable after the Closing, the Acquired Portfolio will distribute pro rata to the Acquired Portfolio's shareholders of record as of the close of business on the Closing the shares of the Acquiring Portfolio received by the Acquired Portfolio pursuant to Section 2(a) of this Agreement.

         (b) Promptly after the distribution described above in Section 5(a), appropriate notification will be mailed to each shareholder of the Acquired Portfolio receiving such distribution of shares of the Acquiring Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

         (c) Share certificates representing holdings of shares of the Acquiring Portfolio shall not be issued unless requested by the shareholders and, if such a request is made, share certificates of the Acquiring Portfolio will be issued only for full shares of the Acquiring Portfolio and any fractional interests in shares shall be credited in the shareholder's account with the Acquiring Portfolio.

         (d) As promptly as is practicable after the liquidation of the Acquired Portfolio, and in no event later than 12 months from the date of this Agreement, the Acquired Portfolio shall be terminated pursuant to the provisions of the Plan and the Maxim By-laws and Articles of Incorporation.

         (e) Immediately after the Closing, the share transfer of the Acquired Portfolio shall be closed and no transfer of shares shall thereafter be made on Maxim's shareholder record books.



                                       A3


6.       Representations and Warranties

         Maxim makes the following representations and warranties with respect to the Acquiring Portfolio and the Acquired Portfolio:
         (a) The Acquiring Portfolio and the Acquired Portfolio are duly organized series of Maxim, a corporation validly existing and in good standing under the laws of the State of Maryland, with the power to own all of its properties and assets and to carry on the Acquiring Portfolio's and the Acquired Portfolio's business as they are now being conducted.

         (b) Maxim is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and all of Maxim's shares were sold pursuant to an effective registration statement filed under the Securities Act, except for those shares sold pursuant to an exemption under the Securities Act for private offerings, for the purpose of raising the required initial capital.

         (c) All of the outstanding shares of the Acquiring Portfolio and the Acquired Portfolio have been duly authorized and are validly issued, fully paid and non-assessable. The shares of the Acquiring Portfolio to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization validly issued, fully paid and non-assessable.



         (d) The financial statements appearing in Maxim's Annual Report to Shareholders for the fiscal year ended December 31, 2005, audited by the Independent Registered Public Accounting Firm, Deloitte & Touche LLP, fairly present the financial position of the Acquired Portfolio as of December 31, 2005, and the results of its operations for the year ended December 31, 2005, and the changes in net assets for the two years ended December 31, 2005 in conformity with generally accepted accounting principles in the United States of America applied on a consistent basis, and since December 31, 2005, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by Maxim. For purposes of this subsection (d), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of the Acquired Portfolio's liabilities, or the redemption of the Acquired Portfolio shares by the Acquired Portfolio's shareholders shall not constitute a material adverse change.


         (e) Maxim has the power to enter into the Plan on behalf of its series, the Acquiring Portfolio and the Acquired Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Maxim and no other proceedings by Maxim are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Neither the Acquiring Portfolio nor the Acquired Portfolio are a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

         (f) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against Maxim, the Acquiring Portfolio, or the Acquired Portfolio.

         (g) Except for contracts and agreements previously disclosed to the Acquiring Portfolio and the Acquired Portfolio under which no default exists, the Acquiring Portfolio and the Acquired Portfolio are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

                                       A4

         (h) Maxim's federal and other tax returns and reports required by law to be filed on or before the Closing shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

         (i) All securities to be listed in the schedule of investments of the Acquired Portfolio as of the Closing of the Reorganization will be owned by Maxim on behalf of the Acquired Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

         (j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquired Portfolio.

         (k) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of Maxim's Board of Directors, which Board, including a majority of the Directors who are not "interested persons," as such term is defined in the 1940 Act ("Independent Directors"), has made the findings described in Rule 17a-8 under the 1940 Act, and this Plan constitutes a valid and binding obligation of Maxim enforceable in accordance with its terms.

7.       Additional Covenants

         (a) (i) As soon as reasonably practicable following adoption and approval of this Plan by Maxim's Board of Directors, Maxim shall cause to be filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act relating to the shares of the Acquiring Portfolio issuable hereunder upon consummation of the Plan (the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

                  (ii) Maxim, on behalf of the Acquiring Portfolio, represents and warrants (1) that at the time it becomes effective, the Registration Statement will comply in all material respects with the applicable provisions of the Securities Act, and the rules and regulations promulgated thereunder, and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which made, not misleading, unless such statement or omission shall be based upon information provided by or at the direction of Maxim for inclusion therein; (2) that, at the date of the mailing to the Acquired Portfolio's shareholders, the date of the meeting, and at the Closing, the prospectus and statement of additional information of the Acquiring Portfolio included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances in which made, not misleading; and (3) the pro forma financial statements of the Acquiring Portfolio included in the Registration Statement will fairly present the financial position of the Acquiring Portfolio as of the dates shown, and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis, and since the date of those financial statements, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and

                                       A5



accepted in writing by Maxim. For purposes of clause (3) of this subsection 7(a)(ii), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of the Acquiring Portfolio's liabilities, or the redemption of the Acquiring Portfolio's shares by the Acquiring Portfolio's shareholders shall not constitute a material adverse change.

         (b) The Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Closing but will not, without the prior approval of Maxim, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Closing to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition.

8.       Conditions Precedent to Closing

         The consummation of this Plan hereunder shall be subject to the following conditions, to be satisfied prior to or at the Closing:

         (a) That:

               (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date;

               (ii) the performance of all obligations required by this Plan to be performed by Maxim, on behalf of the Acquired Portfolio and the Acquiring Portfolio, respectively, shall occur prior to the Closing; and

               (iii) Maxim shall execute and deliver at the Closing a
                     certificate signed by a duly authorized officer thereof to the foregoing effect.

         (b) The SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.

         (c) No other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of the Acquired Portfolio or the Acquiring Portfolio or would prohibit the transactions contemplated hereby.

         (d) This Plan shall have been approved by a vote of two-thirds of all votes of shareholders of the Acquired Portfolio entitled to be cast on the matter, as required by Section 3-105(e) of the General Corporation Law of the state of Maryland, the governing statute, as referenced in Maxim's Articles of Incorporation.

         (e) The Acquired Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquired Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Tax Code") to the Acquiring Portfolio and its shareholders. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                                       A6



                  (i) the Reorganization contemplated by the Plan shall qualify as a "tax-free reorganization" under Section 368(a)(1) of the Tax Code or, in the alternative, a satisfactory written opinion that such transaction shall not qualify as a tax-free reorganization under Section 368(a)(1) of the Tax Code, but that: (a) the contract owners and employee benefit plan participants with beneficial interests in the Acquired Portfolio and Acquiring Portfolio will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts and the nature of the plan, respectively, (b) the Acquiring Portfolio will not realize a tax gain or loss as a result of the transaction, and (c) the Acquired Portfolio will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies if it pays dividends to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains, and

                  (ii) the securities to be issued in connection with such transaction have been duly authorized and when issued in accordance with this Plan, will have been validly issued and fully paid and will be non-assessable by Maxim on behalf of the Acquiring Portfolio.

9.       Brokerage Fees and Expenses

         (a) Maxim, on behalf of the Acquiring Portfolio and the Acquired Portfolio, represents and warrants that there are no broker's or finders' fees payable in connection with the transactions contemplated herein.

(b) GW Capital Management, LLC (the "Adviser"), which serves as investment adviser to the Acquiring Portfolio and the Acquired Portfolio, will bear the costs of the Reorganization. The costs of the Reorganization include attorneys' fees, accountants' fees, the costs of printing, assembling and mailing the Prospectus/Proxy Statement and other proxy solicitation materials to shareholders and variable contract owners and tabulation costs. The Adviser will pay or reimburse the Acquired Portfolio for brokerage commissions and other portfolio transaction costs incurred by the Acquired Portfolio in connection with the Reorganization with respect to the disposition by the Acquired Portfolio of any portfolio securities or other assets that the Acquiring Portfolio would not be permitted to hold as an investment.

10.      Termination; Postponement; Waiver; Order

         (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time with respect to the Acquired Portfolio (whether before or after approval thereof by the shareholders of the Acquired Portfolio) prior to the Closing, or the Closing may be postponed by resolution of Maxim's Board of Directors, if circumstances develop that, in the opinion of the Board of Directors, make proceeding with the Plan inadvisable with respect to the Acquired Portfolio.


         (b) If the transaction contemplated by this Plan has not been consummated by January 1, 2007, the Plan shall automatically terminate on that date, unless a later date is established by subsequent agreement.


         (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Maxim, the Acquired Portfolio, the Acquiring Portfolio nor the Directors, directors, officers, agents or shareholders of Maxim shall have any liability in respect of this Plan.

                                       A7



         (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by Maxim's Board of Directors, if in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Acquired Portfolio or the Acquiring Portfolio, as the case may be.

11.      Articles of Incorporation and By-laws

         Maxim's Articles of Incorporation and By-laws, which govern its series, including the Acquired Portfolio and the Acquiring Portfolio, in effect at the time of the Reorganization, shall continue to be the Articles of Incorporation and By-laws until amended as provided by law.

12.      Name Change

         After the Reorganization has been effected, the name of the Acquiring Portfolio will be changed to the Maxim U.S. Government Securities Portfolio, which is the name of the Acquired Portfolio.

                                       A8




13.      Entire Agreement and Amendments

         This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by action of Maxim on behalf of the Acquiring Portfolio and the Acquired Portfolio.

         A copy of Maxim's Articles of Incorporation is on file with the Office of the Secretary of State of the State of Maryland, and notice is hereby given that this Plan is executed by Maxim, on behalf of the Acquiring Portfolio and the Acquired Portfolio, by its duly authorized officers, and not by such persons individually, and that the obligations under this instrument are not binding upon any of the Directors, officers or shareholders of Maxim individually, but are binding only upon Maxim, the Acquiring Portfolio and the Acquired Portfolio and its or their assets.


                                       A9


         IN WITNESS WHEREOF, Maxim Series Fund, Inc., on behalf of the Acquiring Portfolio, has caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first above written.

                            MAXIM SERIES FUND, INC., on behalf of its Maxim U.S. Government Mortgage Securities Portfolio
Attest:
By:                                    By:
   -----------------------------------    -----------------------------------
Name:                                  Name:
   -----------------------------------    -----------------------------------
Title:                                 Title
   -----------------------------------    -----------------------------------


                                       A9




         IN WITNESS WHEREOF, Maxim Series Fund, Inc., on behalf of the Acquired Portfolio, has caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first above written.


                            MAXIM SERIES FUND, INC., on behalf of its Maxim U.S.
Attest:                     Government Securities Portfolio

By:                               By:
    -----------------------------
Name:                             Name:
     ----------------------------
Title:                            Title:
     ----------------------------

                                    EXHIBIT B

                        ANNUAL REPORT TO SHAREHOLDERS OF
               MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                             MAXIM SERIES FUND, INC.

               Maxim U.S. Government Mortgage Securities Portfolio

                                  Annual Report

                                December 31, 2005

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc., which include details as to offering price and other information.

Maxim U.S. Government Mortgage Securities Portfolio

The Maxim Government Mortgage Securities Portfolio was positioned early in 2005 for rising interest rates and solid performance from the MBS sector. The Portfolio characteristics lent themselves well to a moderately bearish outlook and we maintained this profile throughout 2005. As a result of the positioning of the Portfolio, performance was modestly stronger than the Morningstar Intermediate Government Benchmark. The Portfolio's performance was also moderately stronger than its proxy benchmark, the Lehman Aggregate Balance Index, on a gross basis. Based on our view that the economic expansion will continue, albeit at a slower rate of growth, that the business side of the equation is contributing more to growth, and that wage inflation is picking up, we have continued to manage the duration of the Maxim Government Mortgage Securities Portfolio closely to the duration of the competitive Morningstar Benchmark and to maximize the MBS sector allocation within the policy dictated diversification constraints. Maxim Government Mortgage Securities Portfolio performance was favorable relative to the Morningstar Intermediate Government Fund competitive Benchmark in 2005 and, on a gross basis, was favorable relative to its proxy benchmark, the Lehman Aggregate Balance Index. The Maxim Government Mortgage Securities Portfolio generated excess returns of + .27% (27 basis points) versus the Morningstar Benchmark, ranking in the 73rd percentile on a risk/return basis and maintaining its 4 star Morningstar rating as a result.

                   Maxim U.S. Government Mortgage    Lehman Aggregate Balance
                        Securities Portfolio                   Index

12/01/1992              10,000.00                            10,000.00
12/31/1996              10,429.00                            10,363.10
12/31/1997              11,330.07                            11,363.55
12/31/1998              12,136.77                            12,350.59
12/31/1999              12,198.66                            12,249.32
12/31/2000              13,505.14                            13,673.91
12/31/2001              14,468.06                            14,827.99
12/31/2002              15,890.27                            16,349.34
12/31/2003              16,290.70                            17,019.67
12/31/2004              16,851.10                            17,758.15
12/31/2005              17,216.77                            18,189.49

Maxim U.S. Government Mortgage Securities Portfolio
Total Return -

One Year:              2.17%
Five Year:  4.98%
Ten Year:              5.58%

Portfolio Inception:              12/01/1992

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim U.S. Government Mortgage Securities Portfolio, made at its inception, with the performance of the Lehman Aggregate Balance Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

February 23, 2006

MAXIM SERIES FUND, INC.

Financial Statements and Financial Highlights for the Years Ended December 31, 2005 and 2004

Maxim U.S. Government Mortgage Securities Portfolio

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments in securities, market value  (1)                                              $          247,814,347
      Cash                                                                                                      11,060
      Collateral for securities loaned                                                                      21,128,502
      Interest receivable                                                                                    1,287,142
      Subscriptions receivable                                                                                 441,736
                                                                                                  ---------------------
                                                                                                  ---------------------

      Total assets                                                                                         270,682,787
                                                                                                  ---------------------
                                                                                                  ---------------------

LIABILITIES:
      Due to investment adviser                                                                                127,100
      Payable upon return of securities loaned                                                              21,128,502
      Redemptions payable                                                                                    2,308,480
                                                                                                  ---------------------
                                                                                                  ---------------------

      Total liabilities                                                                                     23,564,082
                                                                                                  ---------------------
                                                                                                  ---------------------

NET ASSETS                                                                                      $          247,118,705
                                                                                                  =====================
                                                                                                  =====================

NET ASSETS REPRESENTED BY:
      Capital stock, $.10 par value                                                             $            2,123,041
      Additional paid-in capital                                                                           249,428,143
      Net unrealized depreciation on investments                                                            (4,200,489)
      Undistributed net investment income                                                                       55,578
      Accumulated net realized loss on investments                                                            (287,568)
                                                                                                  ---------------------
                                                                                                  ---------------------

NET ASSETS                                                                                      $          247,118,705
                                                                                                  =====================
                                                                                                  =====================

NET ASSET VALUE PER OUTSTANDING SHARE                                                           $                11.64
                                                                                                  =====================
                                                                                                  =====================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
      Authorized                                                                                           250,000,000
      Outstanding                                                                                           21,230,406

(1)  Cost of investments in securities:                                                         $          252,014,836

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
     Interest                                                                                         $          12,432,993
     Income from securities lending                                                                                  64,406
                                                                                                        --------------------
                                                                                                        --------------------

          Total income                                                                                           12,497,399
                                                                                                        --------------------
                                                                                                        --------------------

EXPENSES:
     Management fees                                                                                              1,562,562
                                                                                                        --------------------
                                                                                                        --------------------

NET INVESTMENT INCOME                                                                                            10,934,837
                                                                                                        --------------------
                                                                                                        --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                                               310,106
     Change in net unrealized depreciation on investments                                                        (5,749,620)
                                                                                                        --------------------
                                                                                                        --------------------

     Net realized and unrealized loss on investments                                                             (5,439,514)
                                                                                                        --------------------
                                                                                                        --------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $           5,495,323
                                                                                                        ====================
                                                                                                        ====================

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                                                        2005                  2004
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                      $       10,934,837     $      11,065,366
     Net realized gain (loss) on investments                                               310,106              (885,931)
     Change in net unrealized appreciation (depreciation) on investments                (5,749,620)           (1,881,424)
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

     Net increase in net assets resulting from operations                                5,495,323             8,298,011
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                        (10,762,526)          (10,964,503)
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                                 118,055,157           136,855,321
     Reinvestment of distributions                                                      10,762,526            10,964,503
     Redemptions of shares                                                            (140,850,749)         (187,022,423)
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

     Net decrease in net assets resulting from share transactions                      (12,033,066)          (39,202,599)
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

     Total decrease in net assets                                                      (17,300,269)          (41,869,091)

NET ASSETS:
     Beginning of period                                                               264,418,974           306,288,065
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

     End of period  (1)                                                         $      247,118,705     $     264,418,974
                                                                                  =================      ================
                                                                                  =================      ================

OTHER INFORMATION:

SHARES:
     Sold                                                                                9,987,768            11,453,655
     Issued in reinvestment of distributions                                               918,131               923,558
     Redeemed                                                                          (11,935,052)          (15,719,879)
                                                                                  -----------------      ----------------
                                                                                  -----------------      ----------------

     Net decrease                                                                       (1,029,153)           (3,342,666)
                                                                                  =================      ================
                                                                                  =================      ================

(1) Including undistributed net investment income                               $           55,578     $             597

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                         Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2005            2004            2003           2002           2001
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period          $        11.88  $         11.96  $       12.36  $       11.85  $       11.69

Income from Investment Operations

Net investment income                                   0.49             0.48           0.49           0.20           0.63
Net realized and unrealized gain (loss)                (0.24)           (0.08)         (0.19)          0.54           0.18
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Income From Investment Operations                 0.25             0.40           0.30           0.74           0.81
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Less Distributions

From net investment income                             (0.49)           (0.48)         (0.50)         (0.19)         (0.65)
From net realized gains                                                                (0.20)         (0.04)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Distributions                                    (0.49)           (0.48)         (0.70)         (0.23)         (0.65)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Net Asset Value, End of Period                $        11.64  $         11.88  $       11.96  $       12.36  $       11.85
                                                =============   ==============   ============   ============   ============
                                                =============   ==============   ============   ============   ============


Total Return                                           2.17%            3.44%          2.52%          9.83%          7.13%

Net Assets, End of Period ($000)              $      247,119  $       264,419  $     306,288  $     347,127  $     219,596

Ratio of Expenses to Average Net Assets                0.60%            0.60%          0.60%          0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                4.20%            4.00%          4.10%          4.98%          5.66%

Portfolio Turnover Rate                               46.40%           79.23%        105.93%         82.56%         49.85%


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-four portfolios. Interests in the Maxim U.S. Government Mortgage Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

        Security Valuation

        Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost.

        For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used. In the event that trading on a security is halted prior to the end of the trading day due to a significant event, portfolio management will determine whether further pricing adjustment is necessary.

        Fixed income and other securities are valued by independent pricing services approved by the Board of Directors.

        While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing. Developments that might be considered significant events to trigger fair value pricing could be a natural disaster, government actions or significant fluctuations in domestic or foreign markets.

        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

        Dividends

        Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

        Interest income, including amortization of discounts and premiums, is recorded daily.

        Financing Transactions

        To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the Portfolio's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Amounts owing to brokers under these agreements are included in the "Payable for investments purchased" on the Statement of Assets and Liabilities. At December 31, 2005, there were no mortgage dollar rolls held.

        Federal Income Taxes

        For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

        Classification of Distributions to Shareholders

        The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT & OTHER TRANSACTIONS WITH AFFILIATES

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

        Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

        As of December 31, 2005, there were thirty-four Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all funds for which they serve as Directors was $96,750 for the year ended December 31, 2005. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES & SALES OF INVESTMENT SECURITIES

        For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $11,812,820 and $5,605,324, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $107,317,600 and $125,160,513, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

        At December 31, 2005, the U.S. Federal income tax cost basis was $252,001,698. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $593,603 and gross depreciation of securities in which there was an excess of tax cost over value of $4,780,954 resulting in net depreciation of $4,187,351.

5. SECURITIES LOANED

       The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2005, the Portfolio had securities on loan valued at $21,105,513 and received collateral of $21,128,502 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

       The tax character of distributions paid during the years ended December 31, 2005 and 2004 were from ordinary income in the amount of $10,762,526 and $10,964,503, respectively.

       As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                                                       55,578
      Undistributed capital gains                                                                              0
                                                                                                  ---------------
                                                                                                  ---------------
      Net accumulated earnings                                                                            55,578
                                                                                                  ---------------
                                                                                                  ---------------

      Net unrealized depreciation on investments                                                     (4,187,351)
      Capital loss carryforwards (expiring in 2012)                                                    (194,123)
      Post-October losses                                                                              (106,583)
                                                                                                  ---------------
                                                                                                  ---------------
      Total accumulated loss on investments                                                          (4,432,479)
                                                                                                  ===============



        Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The differences between book basis and tax basis are primarily due to differing treatments regarding recognition of market discount and original issue discount and capital loss carryforwards. For the year ended December 31, 2005 the Portfolio reclassified $117,330 from undistributed net investment income to accumulated net realized loss on investments. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

        For the year ended December 31, 2005, the Portfolio utilized $575,193 of capital loss carryforwards and had current year deferred post-October capital losses of $106,583.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

BONDS

Par Value ($)                                                          Value ($)
--------------------------------------------------------------------------------

AGENCY --- 75.20%
  3,593,262 Fannie Mae                                                 3,558,827
            5.500% November 1, 2035
  1,591,099 Fannie Mae                                                 1,576,182
            5.500% April 1, 2035
  1,575,676 Fannie Mae                                                 1,568,556
            5.027% September 1, 2034
  3,050,311 Fannie Mae                                                 3,024,665
            5.500% December 1, 2033
  3,169,411 Fannie Mae                                                 3,273,408
            6.500% January 1, 2032
  1,931,783 Fannie Mae                                                 1,995,170
            6.500% December 1, 2031
    959,250 Fannie Mae                                                 1,008,112
            7.000% January 1, 2032
  2,311,226 Fannie Mae                                                 2,387,064
            6.500% February 1, 2032
  2,312,439 Fannie Mae                                                 2,385,787
            6.500% February 1, 2017
  1,294,574 Fannie Mae                                                 1,305,497
            6.000% February 1, 2032
  3,721,937 Fannie Mae                                                 3,689,370
            5.500% November 1, 2033
    408,902 Fannie Mae                                                   422,447
            7.000% April 1, 2017
  1,429,488 Fannie Mae                                                 1,449,813
            6.000% September 1, 2032
  1,590,728 Fannie Mae                                                 1,608,062
            6.000% January 1, 2033
  5,517,583 Fannie Mae                                                 5,458,097
            5.000% May 1, 2018
  4,856,567 Fannie Mae                                                 4,890,082
            5.500% April 1, 2018
    991,944 Fannie Mae                                                 1,042,471
            7.000% December 1, 2031
    303,009 Fannie Mae                                                   311,758
            6.500% July 1, 2014
  2,386,120 Fannie Mae                                                 2,325,436
            4.500% May 1, 2019
 13,903,295 Fannie Mae                                                13,471,713
            5.000% September 1, 2035
      8,441 Fannie Mae                                                     8,946
            7.500% November 1, 2024
    100,908 Fannie Mae                                                   108,691
            8.500% April 1, 2025
     81,256 Fannie Mae                                                    88,082
            8.500% August 1, 2021
  2,799,193 Fannie Mae                                                 2,774,700
            5.500% February 1, 2034
    212,555 Fannie Mae                                                   223,947
            7.500% September 1, 2031
  1,456,122 Fannie Mae                                                 1,442,471
            5.500% April 1, 2033
  8,565,652 Fannie Mae                                                 8,682,593
            6.000% May 1, 2033
  1,660,554 Fannie Mae                                                 1,677,892
            6.000% April 1, 2033
  1,174,715 Fannie Mae                                                 1,185,850
            6.000% February 1, 2033
  7,035,469 Fannie Mae                                                 6,983,875
            5.500% July 1, 2033
  3,411,254 Fannie Mae                                                 3,383,197
            5.500% February 1, 2035
  1,292,959 Fannie Mae                                                 1,311,343
            6.000% September 1, 2033
    388,697 Fannie Mae                                                   408,496
            7.000% September 1, 2031
  6,935,431 Fannie Mae                                                 6,860,658
            5.000% August 1, 2018
  1,730,767 Fannie Mae                                                 1,748,838
            6.000% August 1, 2033
  3,143,982 Fannie Mae                                                 3,120,927
            5.500% September 1, 2033
    602,779 Fannie Mae                                                   633,483
            7.000% February 1, 2031
     15,932 Fannie Mae                                                    17,578
            9.500% March 1, 2020
     59,875 Fannie Mae                                                    64,921
            8.500% August 1, 2024
    368,971 Fannie Mae                                                   377,028
            6.000% June 1, 2013
    296,395 Fannie Mae                                                   307,016
            6.500% February 1, 2019
    463,963 Fannie Mae                                                   474,094
            6.000% May 1, 2013
    133,956 Fannie Mae                                                   148,286
            9.500% September 1, 2020
    457,582 Fannie Mae                                                   463,398
            6.000% February 1, 2029
    114,228 Fannie Mae                                                   123,815
            8.500% November 1, 2026
    642,348 Fannie Mae                                                   663,425
            6.500% April 1, 2032
  1,760,729 Fannie Mae                                                 1,803,097
            6.000% March 1, 2017
  1,835,609 Fannie Mae                                                 1,818,400
            5.500% January 1, 2035
  1,457,306 Fannie Mae                                                 1,471,085
            6.000% September 1, 2034
  1,580,221 Fannie Mae                                                 1,595,530
            6.000% February 1, 2035
    374,157 Fannie Mae                                                   370,571
            5.500% August 1, 2035

  6,000,000 Federal Home Loan Bank ** ^^                               6,183,798
            5.250% June 18, 2014
  1,000,000 Federal Home Loan Bank ** ^^                                 984,366
            4.500% November 15, 2012
  2,454,261 Freddie Mac                                                2,391,637
            4.500% April 1, 2019
  4,823,660 Freddie Mac                                                4,703,787
            4.500% March 1, 2019
  1,353,586 Freddie Mac                                                1,320,466
            4.500% May 1, 2018
    593,742 Freddie Mac                                                  628,068
            7.500% March 1, 2032
  1,853,589 Freddie Mac                                                1,873,284
            6.000% December 1, 2032
    194,503 Freddie Mac                                                  196,213
            6.000% February 1, 2009
  1,372,132 Freddie Mac                                                1,345,368
            5.000% April 1, 2023
    444,127 Freddie Mac                                                  447,181
            5.500% March 1, 2017
    796,461 Freddie Mac                                                  814,382
            6.000% April 1, 2017
     35,630 Freddie Mac                                                   39,622
            11.000% June 1, 2020
    122,839 Freddie Mac                                                  136,836
            11.000% August 1, 2020
    931,439 Freddie Mac                                                  930,093
            5.000% July 1, 2009
  8,449,571 Freddie Mac                                                8,392,706
            5.500% August 1, 2033
  1,882,327 Freddie Mac                                                1,894,386
            5.500% April 1, 2019
  1,374,081 Freddie Mac                                                1,362,916
            5.500% November 1, 2033
  1,489,471 Freddie Mac                                                1,479,447
            5.500% December 1, 2033
 12,808,502 Freddie Mac                                               12,400,227
            5.000% August 1, 2035
  1,802,375 Freddie Mac                                                1,825,468
            6.000% February 1, 2035
  2,006,291 Freddie Mac                                                1,988,736
            5.500% September 1, 2033
    106,460 Freddie Mac                                                  117,440
            9.500% April 1, 2025
    758,819 Freddie Mac                                                  793,203
            7.000% September 1, 2032
    967,060 Freddie Mac                                                  997,885
            6.500% January 1, 2032
  1,889,001 Freddie Mac                                                1,876,605
            5.500% February 1, 2035
    115,297 Freddie Mac                                                  126,469
            9.000% December 1, 2014
     39,858 Freddie Mac                                                   43,713
            9.500% June 1, 2020
     21,647 Freddie Mac                                                   23,404
            9.500% September 1, 2020

  1,613,282 Freddie Mac                                                1,573,851
            4.500% April 1, 2018
    904,141 Freddie Mac                                                  854,031
            4.500% August 1, 2033
  2,411,680 Freddie Mac                                                2,395,450
            5.500% May 1, 2033
  1,425,570 Freddie Mac                                                1,415,976
            5.500% January 1, 2034
    975,078 Freddie Mac                                                  949,330
            4.500% September 1, 2020
  3,278,572 Freddie Mac                                                3,251,688
            5.500% October 1, 2034
    249,806 Ginnie Mae                                                   262,962
            7.000% November 15, 2026
     74,524 Ginnie Mae                                                    79,877
            8.000% June 15, 2025
    308,487 Ginnie Mae                                                   324,836
            7.000% January 15, 2024
    320,544 Ginnie Mae                                                   343,148
            8.000% March 15, 2025
  8,044,111 Ginnie Mae                                                 7,949,955
            5.000% June 15, 2033
    402,367 Ginnie Mae                                                   412,664
            6.000% May 15, 2028
     87,878 Ginnie Mae                                                    94,044
            8.000% May 15, 2017
      4,583 Ginnie Mae II                                                  4,938
            8.500% May 20, 2026
      8,693 Ginnie Mae II                                                  9,366
            8.500% January 20, 2026
      2,609 Ginnie Mae II                                                  2,812
            8.500% June 20, 2026
      8,965 Ginnie Mae II                                                  9,660
            8.500% July 20, 2026
     36,609 Ginnie Mae II                                                 39,446
            8.500% December 20, 2026
  2,295,894 Ginnie Mae II                                              2,259,146
            5.000% February 20, 2034
  1,695,651 Ginnie Mae II                                              1,703,062
            5.500% November 20, 2034
      3,373 Ginnie Mae II                                                  3,669
            8.500% December 20, 2025
      6,742 Ginnie Mae II                                                  7,193
            8.000% August 20, 2025
     16,357 Ginnie Mae II                                                 17,429
            8.000% November 20, 2023
                                                                    $186,376,989

AGENCY MORTGAGE BACKED --- 10.44%
  3,000,000 Fannie Mae                                                 2,959,278
            Series 2003-24 Class VM
            5.500% November 25, 2021
    908,167 Fannie Mae ++                                                906,245
            Series 2005-86 Class FC
            4.679% October 25, 2035

     42,338 Fannie Mae ++                                                 42,341
            Series 2004-W8 Class 1AF
            4.629% June 25, 2044
  1,224,311 Freddie Mac                                                1,218,477
            Series 2974 Class VM
            5.000% May 15, 2016
  2,000,000 Freddie Mac                                                1,952,220
            Series 2843 Class VB
            5.500% August 15, 2023
    968,336 Freddie Mac ++                                               968,868
            Series 2637 Class FA
            4.769% June 15, 2018
  1,938,787 Freddie Mac ^^                                             1,924,913
            Series R003 Class AG
            5.125% October 15, 2015
  9,000,000 US Department of Veterans Affairs                          8,990,859
            Series 2003-2 Class D
            5.000% November 15, 2023
     17,618 US Department of Veterans Affairs                             17,618
            Series 2001-1 Class 2E
            7.000% January 15, 2028
  2,500,000 US Department of Veterans Affairs                          2,514,063
            Series 2003-1 Class E
            5.750% April 15, 2027
  1,433,080 US Department of Veterans Affairs                          1,468,011
            Series 2002-1 Class 1A
            6.000% October 15, 2031
  2,463,467 US Department of Veterans Affairs                          2,489,506
            Series 1993-3 Class 1
            5.846% September 15, 2023
    416,719 US Department of Veterans Affairs                            416,605
            Series 1993-3 Class 2K
            6.250% November 15, 2012
                                                                     $25,869,004

COMMERCIAL MORTGAGED BACKED --- 5.01%
  4,504,313 ABN AMRO Mortgage Corp                                     4,494,233
            Series 2003-13 Class A2
            5.500% February 25, 2018
  1,000,000 Banc of America Commercial Mortgage Inc                      992,400
            Series 2005-1 Class A3
            4.877% November 10, 2042
  1,000,000 GS Mortgage Securities Corp II                               974,038
            Series 2005-GG4 Class AABA
            4.680% July 10, 2039
  2,038,090 JP Morgan Chase Commercial Mortgage Securities Co          2,002,787
            Series 2004-C2 Class A1
            4.278% May 15, 2041
  1,680,000 JP Morgan Chase Commercial Mortgage Securities Co          1,668,147
            Series 2002-C3 Class A2
            4.994% July 12, 2035
  1,313,352 LB-UBS Commercial Mortgage Trust                           1,271,424
            Series 2003-C1 Class A1
            2.720% March 15, 2027

  1,000,000 Morgan Stanley Capital I                                   1,001,841
            Series 2005-IQ10 Class AAB
            5.178% September 15, 2042
                                                                     $12,404,870

SUPRANATIONALS --- 1.22%
  5,000,000 International Bank for Reconstruction & Development ~      3,015,495
            Zero Coupon
            4.830% February 15, 2016
                                                                      $3,015,495

U.S. GOVERNMENTS --- 6.66%
  1,000,000 United States of America ^^                                1,090,703
            5.250% November 15, 2028
  1,500,000 United States of America ^^                                1,486,583
            4.250% August 15, 2013
  6,900,000 United States of America ^^                                6,689,764
            4.000% February 15, 2015
  4,400,000 United States of America ^^                                4,270,235
            3.625% June 15, 2010
    800,000 United States of America ^^                                  773,282
            3.375% September 15, 2009
  2,000,000 United States of America ^^                                2,182,422
            5.250% February 15, 2029
                                                                     $16,492,989

TOTAL BONDS --- 98.53%                                              $244,159,347
(Cost $248,359,836)

SHORT-TERM INVESTMENTS

Par Value ($)                                                          Value ($)
--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS

  3,655,000    Undivided interest of 15.9% in joint repurchase 3,655,000
               agreement(Principal Amount/Value $23,020,000 with a maturity value of $23,030,615) with Merrill Lynch, 4.15%, dated 12/30/05, to be repurchased at $3,656,685 on 01/03/06, collateralized by U.S. Agency Mortgages, 5%-7%, 2/1/13-11/1/35, with a value of
               $23,482,819.

TOTAL SHORT-TERM INVESTMENTS --- 1.47%                                $3,655,000
(Cost $3,655,000)

TOTAL MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100% $247,814,347 (Cost $252,014,836)

Legend
** Security is an agency note with maturity date and interest rate indicated. ++ Represents the current interest rate for variable rate security. ^^ A portion or all of the security is on loan at December 31, 2005. ~ For zero coupon bond, the interest rate shown is the effective yield on date of purchase. See Notes to Financial Statements.

Maxim Series Fund, Inc.

Summary of Investments by Maturity Date

Maxim U.S. Government Mortgage Securities Portfolio
December 31, 2005
Unaudited

                                                                  % of Portfolio
         Maturity                      Value ($)                  Investments
---------------------------    -------------------------    ------------------------
---------------------------    -------------------------    ------------------------
1 - 3 Years                                   3,655,021                       1.47%
3 - 5 Years                                   6,169,823                       2.49%
5 - 10 Years                                 18,975,377                       7.66%
10 - 20 Years                                67,649,659                      27.30%
20 - 30 Years                               146,351,060                      59.06%
Over 30 Years                                 5,013,407                       2.02%
                               -------------------------    ------------------------
                               -------------------------    ------------------------
                                          $ 247,814,347                     100.00%
                               =========================    ========================
                               =========================    ========================


SHAREHOLDER EXPENSE EXAMPLE
Maxim U.S. Government Mortgage Securities Portfolio
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs ( in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6) , then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                   Beginning           Ending         Expenses Paid
                                 Account Value      Account Value     During Period*
                                  (6/30/2005)       (12/31/2005)    (6/30/05-12/31/05)



 Actual                      $      1,000.00        $        997.04    $  3.02

 Hypothetical
 (5% return before expenses) $      1,000.00        $     1,022.18     $  3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.



FUND DIRECTORS AND OFFICERS
(UNAUDITED)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

------------------------------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ----------------- ------------------------------------
  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Fund           Served)                                              in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Rex Jennings (80)    Director     March 22, 1988    President Emeritus, Denver Metro         34
                                  to present        Chamber of Commerce
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Richard P.           Director     April 30, 1987    Retired Educator                         34
Koeppe (73)                       to present

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Sanford Zisman       Director     March 19, 1982    Attorney, Firm of Zisman, Ingraham       34
(65)                              to present        and Daniel, P.C.
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------------------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ------------------ -----------------------------------
  Name, address     Position(s)    Term of Office      Principal Occupation(s) during     Number of         Other
     and age         Held with     (Length of Time              Past 5 Years             Portfolios     Directorships
                       Fund            Served)                                             in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*William T.        Director and   June 1, 2000 to    Beginning January 1, 2006:  Vice        34       Director,
McCallum (63)        President    present            Chairman, Great-West Life &                      Great-West
                                                     Annuity Insurance Company                        Lifeco Inc.,
                                                     ;Through December 31, 2005:                      Great-West Life
                                                     President and Chief Executive                    & Annuity
                                                     Officer of Great-West Life &                     Insurance
                                                     Annuity Insurance Company, United                Company, First
                                                     States Operations of The                         Great-West Life
                                                     Great-West Life Assurance                        & Annuity
                                                     Company, and the United States                   Insurance
                                                     Operations of The Canada Life                    Company, GWL&A
                                                     Assurance Company;  Co-President                 Financial Inc.,
                                                     and Chief Executive Officer of                   The Great-West
                                                     Great-West Lifeco Inc.;                          Life Assurance
                                                     President and Chief Executive                    Company, The
                                                     Officer of GWL&A Financial Inc.                  Canada Life
                                                     and Canada Life Insurance Company                Assurance
                                                     of America (through February 13,                 Company, Canada
                                                     2006); President and Chief                       Life Insurance
                                                     Executive Officer of First                       Company of
                                                     Great-West Life & Annuity                        America, and
                                                     Insurance Company and Alta Health                Alta Health &
                                                     & Life Insurance Company                         Life Insurance
                                                                                                      Company.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Mitchell T.G.       Director     June 1, 2000 to    Executive Vice President and            34       Director, Alta
Graye (50)                        present            Chief Financial Officer of                       Health & Life
                                                     Great-West Life & Annuity                        Insurance
                                                     Insurance Company, First                         Company, EMJAY
                                                     Great-West Life & Annuity                        Corporation,
                                                     Insurance Company, Canada Life                   EMJAY Retirement
                                                     Insurance Company of America,                    Plan Services,
                                                     GWL&A Financial, Inc., the United                Inc., GWL
                                                     States Operations of The                         Properties,
                                                     Great-West Life Assurance                        Inc., Great-West
                                                     Company, and the United States                   Benefit
                                                     Operations for The Canada Life                   Services, Inc.;
                                                     Assurance Company;  President, GW                Manager, GW
                                                     Capital Management, LLC,  Orchard                Capital
                                                     Capital Management, LLC, and GWL                 Management, LLC,
                                                     Properties, Inc.; Executive Vice                 Orchard Capital
                                                     President, Orchard Trust Company,                Management, LLC,
                                                     LLC                                              Orchard Trust
                                                                                                      Company, LLC and
                                                                                                      FASCore, LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Graham McDonald     Treasurer    November 29,       Senior Vice President, Corporate        34           Manager,
(59)                              2001 to present    Administration of Great-West Life                    Greenwood
                                                     & Annuity Insurance Company,                       Investments,
                                                     GWL&A Financial, Inc., the United                 LLC; Director,
                                                     States Operations of The                            Great-West
                                                     Great-West Life Assurance                             Benefit
                                                     Company, the United States                        Services, Inc.,
                                                     Operations of The Canada Life                     GWL Properties,
                                                     Assurance Company; Senior Vice                         Inc.
                                                     President, Corporate Finance and
                                                     Investment Operations of Canada
                                                     Life Insurance Company of
                                                     America, EMJAY Corporation, EMJAY
                                                     Retirement Plan Services, Inc.,
                                                     FASCore, LLC and Orchard Trust
                                                     Company, LLC.  Senior Vice
                                                     President and Treasurer, GW
                                                     Capital Management, LLC, and
                                                     Orchard Capital Management, LLC;
                                                     President, Greenwood Investments,
                                       LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Beverly A.          Secretary    April 10, 1997     Vice President, Counsel and             34             None
Byrne (50)                        to present         Associate Secretary, Great-West
                                                     Life & Annuity Insurance
                                                     Company, GWL&A Financial
                                                     Inc., First Great-West Life
                                                     & Annuity Insurance
                                                     Company, Canada Life
                                                     Insurance Company of
                                                     America, the United States
                                                     Operations of The
                                                     Great-West Life Assurance
                                                     Company, the United States
                                                     Operations of The Canada
                                                     Life Assurance Company;
                                                     Vice President, Counsel and
                                                     Secretary, FASCore, LLC;
                                                     Vice President and Counsel,
                                                     Orchard Trust Company, LLC;
                                                     Secretary and Chief
                                                     Compliance Officer, GW
                                                     Capital Management, LLC,
                                                     Orchard Capital Management,
                                                     LLC, GWFS Equities, Inc.,
                                                     and Advised Assets Group,
                                                     LLC; Secretary and
                                                     Compliance Officer, EMJAY
                                                     Corporation, EMJAY
                                                     Retirement Plan Services,
                                                     Inc., BenefitsCorp, Inc.,
                                                     BenefitsCorp, Inc. of
                                                     Wyoming, Secretary,
                                                     Greenwood Investments, LLC
                                                     and One Orchard Equities,
                                                     Inc.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------

*    Refers to a Director or officer who is an "interested person" of Maxim
     Series Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent
     Director."

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC, its investment adviser. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

------------------------- ------------------- -------------------- --------------------- --------------------
  Name of Independent         Aggregate           Pension or         Estimated Annual    Total Compensation
        Director          Compensation from       Retirement          Benefits Upon      from Fund and Fund
                                 Fund          Benefits Accrued         Retirement         Complex Paid to
                                                as Part of Fund                              Directors**
                                    Expenses
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Rex Jennings                   $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Richard P. Koeppe              $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Sanford Zisman                 $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------

** As of December 31, 2005, there were 34 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund's most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    EXHIBIT C

                        ANNUAL REPORT TO SHAREHOLDERS OF
                   MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                             MAXIM SERIES FUND, INC.

                   Maxim U.S. Government Securities Portfolio

                                  Annual Report

                                December 31, 2005

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc., which include details as to offering price and other information.

Maxim U.S. Government Securities Portfolio

The Maxim U.S. Government Securities Portfolio was positioned early in 2005 for ongoing solid economic growth, modestly higher interest rates and solid performance from the MBS sector. The Portfolio characteristics lent themselves exceptionally well to a neutral outlook and we maintained this profile throughout most of the year. Based on our view that the economic expansion will continue, though at a slower rate of growth, and that wage inflation is picking up, we are managing the duration of the Maxim U.S. Government Securities Portfolio more closely to the duration of the competitive Morningstar Benchmark and maximizing the MBS sector allocation within the policy dictated diversification constraints. In 2005 the Maxim U.S. Government Securities Portfolio performance was favorable relative to the Morningstar Intermediate Government Fund competitive Benchmark and favorable, on a gross basis, to the proxy benchmark, the Lehman Aggregate Balance Index. The Maxim U.S. Government Securities Portfolio generated excess returns of +.22% (22 basis points) versus its competitive Morningstar Benchmark, ranking in the 77th percentile on a risk/return basis and maintaining its 4 star Morningstar rating as a result. The Maxim U.S. Government Securities Portfolio performance was solid versus a peer group of funds, with specified mortgage pass-through pools and long duration Treasury holdings generating most of the excess return.

                   Maxim U.S. Government Securities  Lehman Aggregate Balance
                              Portfolio                        Index

04/08/1985         10,000.00                                    10,000.00
12/31/1996         10,392.00                                    10,363.10
12/31/1997         11,276.36                                    11,363.55
12/31/1998         12,092.77                                    12,350.59
12/31/1999         12,129.05                                    12,249.32
12/31/2000         13,412.30                                    13,673.91
12/31/2001         14,360.55                                    14,827.99
12/31/2002         15,769.32                                    16,349.34
12/31/2003         16,174.59                                    17,019.67
12/31/2004         16,805.40                                    17,758.15
12/31/2005         17,173.44                                    18,189.49

Maxim U.S. Government Securities Portfolio
Total Return -

One Year:              2.19%
Five Year:  5.07%
Ten Year:              5.56%

Portfolio Inception:              04/08/1985

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim U.S. Government Securities Portfolio, made at its inception, with the performance of the Lehman Aggregate Balance Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

February 23, 2006

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, market value  (1)                                                 $           65,499,318
     Cash                                                                                                         69,494
     Collateral for securities loaned                                                                          4,708,379
     Interest receivable                                                                                         339,782
     Subscriptions receivable                                                                                     61,698
                                                                                                    ---------------------
                                                                                                    ---------------------

     Total assets                                                                                             70,678,671
                                                                                                    ---------------------
                                                                                                    ---------------------

LIABILITIES:
     Due to investment adviser                                                                                    33,593
     Payable upon return of securities loaned                                                                  4,708,379
     Redemptions payable                                                                                          77,208
                                                                                                    ---------------------
                                                                                                    ---------------------

     Total liabilities                                                                                         4,819,180
                                                                                                    ---------------------
                                                                                                    ---------------------

NET ASSETS                                                                                        $           65,859,491
                                                                                                    =====================
                                                                                                    =====================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                                $              609,952
     Additional paid-in capital                                                                               65,976,453
     Net unrealized depreciation on investments                                                                 (761,623)
     Undistributed net investment income                                                                          17,064
     Accumulated net realized gain on investments                                                                 17,645
                                                                                                    ---------------------
                                                                                                    ---------------------

NET ASSETS                                                                                        $           65,859,491
                                                                                                    =====================
                                                                                                    =====================

NET ASSET VALUE PER OUTSTANDING SHARE                                                             $                10.80
                                                                                                    =====================
                                                                                                    =====================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                                              200,000,000
     Outstanding                                                                                               6,099,518

(1)  Cost of investments in securities:                                                           $           66,260,941

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                                                                  $            3,341,762
      Income from securities lending                                                                            10,393
                                                                                                  ---------------------
                                                                                                  ---------------------

           Total income                                                                                      3,352,155
                                                                                                  ---------------------
                                                                                                  ---------------------

EXPENSES:
      Management fees                                                                                          412,826
                                                                                                  ---------------------
                                                                                                  ---------------------

NET INVESTMENT INCOME                                                                                        2,939,329
                                                                                                  ---------------------
                                                                                                  ---------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                                         142,750
      Change in net unrealized depreciation on investments                                                  (1,595,356)
                                                                                                  ---------------------
                                                                                                  ---------------------

      Net realized and unrealized loss on investments                                                       (1,452,606)
                                                                                                  ---------------------
                                                                                                  ---------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $            1,486,723
                                                                                                  =====================
                                                                                                  =====================

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                                         2005                   2004
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                       $        2,939,329     $        3,065,592
     Net realized gain on investments                                                       142,750                170,558
     Change in net unrealized appreciation (depreciation) on investments                 (1,595,356)              (496,200)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     Net increase in net assets resulting from operations                                 1,486,723              2,739,950
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                          (2,944,949)            (3,000,677)
     From net realized gains                                                               (391,405)               (94,504)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     Total distributions                                                                 (3,336,354)            (3,095,181)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                                   18,470,155             13,493,917
     Reinvestment of distributions                                                        3,336,354              3,095,181
     Redemptions of shares                                                              (24,447,103)           (24,317,700)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     Net decrease in net assets resulting from share transactions                        (2,640,594)            (7,728,602)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     Total decrease in net assets                                                        (4,490,225)            (8,083,833)

NET ASSETS:
     Beginning of period                                                                 70,349,716             78,433,549
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     End of period (1)                                                           $       65,859,491     $       70,349,716
                                                                                   =================      =================
                                                                                   =================      =================

OTHER INFORMATION:

SHARES:
     Sold                                                                                 1,672,940              1,207,655
     Issued in reinvestment of distributions                                                305,381                279,069
     Redeemed                                                                            (2,216,469)            (2,180,321)
                                                                                   -----------------      -----------------
                                                                                   -----------------      -----------------

     Net decrease                                                                          (238,148)              (693,597)
                                                                                   =================      =================
                                                                                   =================      =================

(1) Including undistributed net investment income                                $           17,064     $           43,285

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                        Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2005            2004            2003           2002           2001
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period          $        11.10  $         11.15  $       11.43  $       11.00  $       10.87

Income from Investment Operations

Net investment income                                   0.47             0.47           0.48           0.19           0.60
Net realized and unrealized gain (loss)                (0.23)           (0.05)         (0.19)          0.43           0.15
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Income From Investment Operations                 0.24             0.42           0.29           0.62           0.75
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Less Distributions

From net investment income                             (0.48)           (0.46)         (0.48)         (0.19)         (0.62)
From net realized gains                                (0.06)           (0.01)         (0.09)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Total Distributions                                    (0.54)           (0.47)         (0.57)         (0.19)         (0.62)
                                                -------------   --------------   ------------   ------------   ------------
                                                -------------   --------------   ------------   ------------   ------------

Net Asset Value, End of Period                $        10.80  $         11.10  $       11.15  $       11.43  $       11.00
                                                =============   ==============   ============   ============   ============
                                                =============   ==============   ============   ============   ============


Total Return                                           2.19%            3.90%          2.57%          9.81%          7.07%

Net Assets, End of Period ($000)              $       65,859  $        70,350  $      78,434  $      82,835  $      93,613

Ratio of Expenses to Average Net Assets                0.60%            0.60%          0.60%          0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                4.27%            4.17%          4.28%          5.25%          5.65%

Portfolio Turnover Rate                               46.48%           62.58%         71.74%         91.64%         66.47%


See notes to financial statements.

MAXIM SERIES FUND, INC.

Financial Statements and Financial Highlights for the Years Ended December 31, 2005 and 2004

Maxim U.S. Government Securities Portfolio

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-four portfolios. Interests in the Maxim U.S. Government Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with the preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

        Security Valuation

        Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost.

        For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used. In the event that trading on a security is halted prior to the end of the trading day due to a significant event, portfolio management will determine whether further pricing adjustment is necessary.

        Fixed income and other securities are valued by independent pricing services approved by the Board of Directors.

        While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing. Developments that might be considered significant events to trigger fair value pricing could be a natural disaster, government actions or significant fluctuations in domestic or foreign markets.

        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

        Dividends

        Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

        Interest income, including amortization of discounts and premiums, is recorded daily.

        Financing Transactions

        To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the Portfolio's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Amounts owing to brokers under these agreements are included in the "Payable for investments purchased" on the Statement of Assets and Liabilities. At December 31, 2005, there were no mortgage dollar rolls held.

        Federal Income Taxes

        For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

        Classification of Distributions to Shareholders

        The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT & OTHER TRANSACTIONS WITH AFFILIATES

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

        Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

        As of December 31, 2005, there were thirty-four Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all funds for which they serve as Directors was $96,750 for the year ended December 31, 2005. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES & SALES OF INVESTMENT SECURITIES

        For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $4,428,662 and $348,262, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $27,040,475 and $33,855,908, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

        At December 31, 2005, the U.S. Federal income tax cost basis was $66,237,667. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $444,856 and gross depreciation of securities in which there was an excess of tax cost over value of $1,183,205 resulting in net depreciation of $738,349.

5. SECURITIES LOANED

       The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2005, the Portfolio had securities on loan valued at $4,704,602 and received collateral of $4,708,379 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

       The tax character of distributions paid during the years ended December
        31, 2005 and 2004 were as follows:

                                                                                   2005                2004
                                                                              ----------------    ---------------
      Distributions paid from:
          Ordinary income                                                           2,968,338          3,000,677
          Long-term capital gain                                                      368,016             94,504
                                                                              ----------------    ---------------
                                                                              ----------------    ---------------
                                                                                    3,336,354          3,095,181
                                                                              ================    ===============


       As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                                                       17,064
      Undistributed capital gains                                                                              0
                                                                                                  ---------------
                                                                                                  ---------------
      Net accumulated earnings                                                                            17,064
                                                                                                  ---------------
                                                                                                  ---------------

      Net unrealized depreciation on investments                                                       (738,349)
      Capital loss carryforwards                                                                               0
      Post-October losses                                                                                (5,629)
                                                                                                  ---------------
                                                                                                  ---------------
      Total accumulated loss on investments                                                            (726,914)
                                                                                                  ===============


        Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The differences between book basis and tax basis are primarily due to differing treatments regarding recognition of market discount and original issue discount. For the year ended December 31, 2005 the Portfolio reclassified $20,601 from undistributed net investment income to accumulated net realized gain on investments. This adjustment has no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

        The Portfolio had current year deferred post-October capital losses of $5,629.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

BONDS

Par Value ($)                                                          Value ($)
--------------------------------------------------------------------------------

AGENCY --- 79.57%
    750,322 Fannie Mae                                                   746,931
            5.027% September 1, 2034
    503,510 Fannie Mae                                                   509,332
            6.000% March 1, 2033
  1,054,675 Fannie Mae                                                 1,043,305
            5.000% May 1, 2018
    542,184 Fannie Mae                                                   536,254
            5.000% June 1, 2018
     60,649 Fannie Mae                                                    65,811
            8.950% December 1, 2016
     25,004 Fannie Mae                                                    25,642
            8.500% July 1, 2022
    384,760 Fannie Mae                                                   387,420
            5.500% January 1, 2018
  5,226,091 Fannie Mae                                                 5,063,858
            5.000% September 1, 2035
    135,871 Fannie Mae                                                   146,350
            8.500% April 1, 2025
     83,730 Fannie Mae                                                    92,687
            9.500% September 1, 2020
  1,115,827 Fannie Mae                                                 1,107,644
            5.500% July 1, 2033
  1,239,951 Fannie Mae                                                 1,226,583
            5.000% August 1, 2018
    185,094 Fannie Mae                                                   194,522
            7.000% September 1, 2031
  2,260,403 Fannie Mae                                                 2,334,573
            6.500% January 1, 2032
    436,370 Fannie Mae                                                   458,598
            7.000% December 1, 2031
    626,351 Fannie Mae                                                   646,903
            6.500% December 1, 2031
    243,065 Fannie Mae                                                   250,775
            6.500% February 1, 2017
    569,612 Fannie Mae                                                   574,419
            6.000% February 1, 2032
    441,757 Fannie Mae                                                   446,865
            6.000% October 1, 2032
    982,327 Fannie Mae                                                 1,005,964
            6.000% November 1, 2017
  1,200,457 Fannie Mae                                                 1,199,685
            5.000% March 1, 2015
  1,467,816 Fannie Mae                                                 1,454,055
            5.500% April 1, 2035
  1,701,996 Fannie Mae                                                 1,685,685
            5.500% August 1, 2035
    299,348 Fannie Mae                                                   296,480
            5.500% November 1, 2035
    970,672 Fannie Mae                                                   980,379
            6.000% September 1, 2035
    579,418 Fannie Mae                                                   587,657
            6.000% June 1, 2033
  1,376,706 Fannie Mae                                                 1,363,800
            5.500% January 1, 2035
    925,868 Fannie Mae                                                   917,688
            5.500% April 1, 2034
  2,600,000 Federal Home Loan Bank ** ^^                               2,679,646
            5.250% June 18, 2014
    647,942 Freddie Mac                                                  665,870
            6.500% February 1, 2017
     55,439 Freddie Mac                                                   56,500
            6.000% April 1, 2009
    517,779 Freddie Mac                                                  523,281
            6.000% December 1, 2032
     25,855 Freddie Mac                                                   26,375
            6.000% July 1, 2009
    252,940 Freddie Mac                                                  264,401
            7.000% September 1, 2032
    620,959 Freddie Mac                                                  620,062
            5.000% July 1, 2009
    164,443 Freddie Mac                                                  183,181
            11.000% July 1, 2020
     43,830 Freddie Mac                                                   44,711
            6.000% May 1, 2009
    819,643 Freddie Mac                                                  812,922
            5.500% October 1, 2034
  1,256,250 Freddie Mac                                                1,247,796
            5.500% June 1, 2033
  1,254,586 Freddie Mac                                                1,223,954
            4.500% March 1, 2018
    676,793 Freddie Mac                                                  660,233
            4.500% May 1, 2018
    747,350 Freddie Mac                                                  712,085
            4.000% June 1, 2018
  1,002,034 Freddie Mac                                                  995,290
            5.500% August 1, 2033
    743,960 Freddie Mac                                                  737,915
            5.500% October 1, 2033
    433,654 Freddie Mac                                                  430,130
            5.500% July 1, 2034
  2,587,250 Freddie Mac                                                2,504,781
            5.000% August 1, 2035
  1,205,840 Freddie Mac                                                1,197,725
            5.500% May 1, 2033
    894,914 Freddie Mac                                                  872,168
            4.500% December 1, 2019
    444,127 Freddie Mac                                                  447,181
            5.500% March 1, 2017
      5,402 Freddie Mac                                                    5,490
            6.000% October 1, 2008
    843,517 Freddie Mac                                                  884,375
            7.000% June 1, 2031

     31,343 Freddie Mac                                                   33,315
            10.250% October 1, 2010
      4,293 Freddie Mac                                                    4,363
            6.000% January 1, 2009
    802,516 Freddie Mac                                                  795,494
            5.500% September 1, 2033
  1,112,793 Freddie Mac                                                1,103,562
            5.000% December 1, 2017
     26,071 Freddie Mac                                                   26,780
            6.500% September 1, 2012
     52,914 Freddie Mac                                                   53,977
            6.000% March 1, 2009
     23,175 Freddie Mac                                                   25,565
            9.500% April 1, 2025
     99,774 Freddie Mac                                                  101,405
            6.000% September 1, 2009
    657,324 Freddie Mac                                                  665,335
            6.000% April 1, 2033
    475,947 Freddie Mac                                                  461,073
            5.000% May 1, 2035
    268,953 Ginnie Mae                                                   283,126
            7.000% February 15, 2026
     37,982 Ginnie Mae                                                    41,281
            9.000% July 15, 2018
    125,919 Ginnie Mae                                                   132,518
            7.500% October 15, 2013
    156,318 Ginnie Mae                                                   165,548
            7.500% December 15, 2024
    326,448 Ginnie Mae                                                   328,691
            5.500% January 15, 2034
    105,554 Ginnie Mae                                                   110,821
            7.000% September 15, 2031
    847,825 Ginnie Mae II                                                851,531
            5.500% November 20, 2034
  1,340,911 Ginnie Mae II                                              1,346,778
            5.500% February 20, 2035
  2,378,549 Ginnie Mae II                                              2,341,051
            5.000% October 20, 2033
     13,614 Ginnie Mae II                                                 14,951
            9.500% May 20, 2022
     32,673 Ginnie Mae II                                                 34,235
            7.500% December 20, 2028
     49,216 Ginnie Mae II                                                 51,570
            7.500% October 20, 2028
                                                                     $52,118,907

AGENCY MORTGAGE BACKED --- 8.95%
  1,000,000 Fannie Mae                                                   986,426
            Series 2003-24 Class VM
            5.500% November 25, 2021
    908,167 Fannie Mae ++                                                906,245
            Series 2005-86 Class FC
            4.679% October 25, 2035
  2,000,000 US Department of Veterans Affairs                          1,997,969
            Series 2003-2 Class D
            5.000% November 15, 2023

    416,719 US Department of Veterans Affairs                            416,605
            Series 1993-3 Class 2K
            6.250% November 15, 2012
  1,000,000 US Department of Veterans Affairs                          1,014,180
            Series 2003-1 Class G
            5.750% March 15, 2030
    530,770 US Department of Veterans Affairs                            543,708
            Series 2002-1 Class 1A
            6.000% October 15, 2031
                                                                      $5,865,133

COMMERCIAL MORTGAGED BACKED --- 6.06%
  1,000,000 GS Mortgage Securities Corp II                               974,038
            Series 2005-GG4 Class AABA
            4.680% July 10, 2039
  1,000,000 JP Morgan Chase Commercial Mortgage Securities Co            992,945
            Series 2002-C3 Class A2
            4.994% July 12, 2035
  2,038,090 JP Morgan Chase Commercial Mortgage Securities Co          2,002,787
            Series 2004-C2 Class A1
            4.278% May 15, 2041
                                                                      $3,969,770

U.S. GOVERNMENTS --- 3.89%
  1,000,000 United States of America ^^                                1,091,211
            5.250% February 15, 2029
  1,500,000 United States of America ^^                                1,454,297
            4.000% February 15, 2015
                                                                      $2,545,508

TOTAL BONDS --- 98.47%                                               $64,499,318
(Cost $65,260,941)

SHORT-TERM INVESTMENTS

Par Value ($)                                                          Value ($)
--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS

  1,000,000    Undivided interest of 4.3% in joint repurchase 1,000,000
               agreement(Principal Amount/Value $23,020,000 with a maturity value of $23,030,615) with Merrill Lynch, 4.15%, dated 12/30/05, to be repurchased at $1,000,461 on 01/03/06, collateralized by U.S. Agency Mortgages, 5%-7%, 2/1/13-11/1/35, with a value of
               $23,482,819.

TOTAL SHORT-TERM INVESTMENTS --- 1.53%                                $1,000,000
(Cost $1,000,000)

TOTAL MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO --- 100%            $65,499,318
(Cost $66,260,941)

Legend
** Security is an agency note with maturity date and interest rate indicated. ++ Represents the current interest rate for variable rate security.
^^ A portion or all of the security is on loan at December 31, 2005.
See Notes to Financial Statements.

Maxim Series Fund, Inc.

Summary of Investments by Maturity Date

Maxim U.S. Government Securities Portfolio
December 31, 2005
Unaudited

                                                                     % of Portfolio
            Maturity                        Value ($)                 Investments
----------------------------------   ------------------------    -----------------------
----------------------------------   ------------------------    -----------------------
1 - 3 Years                                        1,005,490                      1.54%
3 - 5 Years                                          940,707                      1.44%
5 - 10 Years                                       5,909,530                      9.02%
10 - 20 Years                                     13,880,763                     21.19%
20 - 30 Years                                     40,786,003                     62.27%
Over 30 Years                                      2,976,825                      4.54%
                                     ------------------------    -----------------------
                                     ------------------------    -----------------------
                                                $ 65,499,318                    100.00%
                                     ========================    =======================
                                     ========================    =======================


SHAREHOLDER EXPENSE EXAMPLE
Maxim U.S. Government Securities Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs ( in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6) , then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                 Beginning         Ending        Expenses Paid
                               Account Value    Account Value   During Period*
                                (6/30/2005)      (12/31/2005) (6/30/05-12/31/05)



 Actual                       $     1,000.00   $       997.55    $  3.02

 Hypothetical
 (5% return before expenses)  $    1,000.00    $     1,022.18    $  3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

FUND DIRECTORS AND OFFICERS
(UNAUDITED)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

------------------------------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ----------------- ------------------------------------
  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Fund           Served)                                              in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Rex Jennings (80)    Director     March 22, 1988    President Emeritus, Denver Metro         34
                                  to present        Chamber of Commerce
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Richard P.           Director     April 30, 1987    Retired Educator                         34
Koeppe (73)                       to present

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Sanford Zisman       Director     March 19, 1982    Attorney, Firm of Zisman, Ingraham       34
(65)                              to present        and Daniel, P.C.
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------------------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ------------------ -----------------------------------
  Name, address     Position(s)    Term of Office      Principal Occupation(s) during     Number of         Other
     and age         Held with     (Length of Time              Past 5 Years             Portfolios     Directorships
                       Fund            Served)                                             in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*William T.        Director and   June 1, 2000 to    Beginning January 1, 2006:  Vice        34       Director,
McCallum (63)        President    present            Chairman, Great-West Life &                      Great-West
                                                     Annuity Insurance Company                        Lifeco Inc.,
                                                     ;Through December 31, 2005:                      Great-West Life
                                                     President and Chief Executive                    & Annuity
                                                     Officer of Great-West Life &                     Insurance
                                                     Annuity Insurance Company, United                Company, First
                                                     States Operations of The                         Great-West Life
                                                     Great-West Life Assurance                        & Annuity
                                                     Company, and the United States                   Insurance
                                                     Operations of The Canada Life                    Company, GWL&A
                                                     Assurance Company;  Co-President                 Financial Inc.,
                                                     and Chief Executive Officer of                   The Great-West
                                                     Great-West Lifeco Inc.;                          Life Assurance
                                                     President and Chief Executive                    Company, The
                                                     Officer of GWL&A Financial Inc.                  Canada Life
                                                     and Canada Life Insurance Company                Assurance
                                                     of America (through February 13,                 Company, Canada
                                                     2006); President and Chief                       Life Insurance
                                                     Executive Officer of First                       Company of
                                                     Great-West Life & Annuity                        America, and
                                                     Insurance Company and Alta Health                Alta Health &
                                                     & Life Insurance Company                         Life Insurance
                                                                                                      Company.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Mitchell T.G.       Director     June 1, 2000 to    Executive Vice President and            34       Director, Alta
Graye (50)                        present            Chief Financial Officer of                       Health & Life
                                                     Great-West Life & Annuity                        Insurance
                                                     Insurance Company, First                         Company, EMJAY
                                                     Great-West Life & Annuity                        Corporation,
                                                     Insurance Company, Canada Life                   EMJAY Retirement
                                                     Insurance Company of America,                    Plan Services,
                                                     GWL&A Financial, Inc., the United                Inc., GWL
                                                     States Operations of The                         Properties,
                                                     Great-West Life Assurance                        Inc., Great-West
                                                     Company, and the United States                   Benefit
                                                     Operations for The Canada Life                   Services, Inc.;
                                                     Assurance Company;  President, GW                Manager, GW
                                                     Capital Management, LLC,  Orchard                Capital
                                                     Capital Management, LLC, and GWL                 Management, LLC,
                                                     Properties, Inc.; Executive Vice                 Orchard Capital
                                                     President, Orchard Trust Company,                Management, LLC,
                                                     LLC                                              Orchard Trust
                                                                                                      Company, LLC and
                                                                                                      FASCore, LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Graham McDonald     Treasurer    November 29,       Senior Vice President, Corporate        34           Manager,
(59)                              2001 to present    Administration of Great-West Life                    Greenwood
                                                     & Annuity Insurance Company,                       Investments,
                                                     GWL&A Financial, Inc., the United                 LLC; Director,
                                                     States Operations of The                            Great-West
                                                     Great-West Life Assurance                             Benefit
                                                     Company, the United States                        Services, Inc.,
                                                     Operations of The Canada Life                     GWL Properties,
                                                     Assurance Company; Senior Vice                         Inc.
                                                     President, Corporate Finance and
                                                     Investment Operations of Canada
                                                     Life Insurance Company of
                                                     America, EMJAY Corporation, EMJAY
                                                     Retirement Plan Services, Inc.,
                                                     FASCore, LLC and Orchard Trust
                                                     Company, LLC.  Senior Vice
                                                     President and Treasurer, GW
                                                     Capital Management, LLC, and
                                                     Orchard Capital Management, LLC;
                                                     President, Greenwood Investments,
                                       LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Beverly A.          Secretary    April 10, 1997     Vice President, Counsel and             34             None
Byrne (50)                        to present         Associate Secretary, Great-West
                                                     Life & Annuity Insurance
                                                     Company, GWL&A Financial
                                                     Inc., First Great-West Life
                                                     & Annuity Insurance
                                                     Company, Canada Life
                                                     Insurance Company of
                                                     America, the United States
                                                     Operations of The
                                                     Great-West Life Assurance
                                                     Company, the United States
                                                     Operations of The Canada
                                                     Life Assurance Company;
                                                     Vice President, Counsel and
                                                     Secretary, FASCore, LLC;
                                                     Vice President and Counsel,
                                                     Orchard Trust Company, LLC;
                                                     Secretary and Chief
                                                     Compliance Officer, GW
                                                     Capital Management, LLC,
                                                     Orchard Capital Management,
                                                     LLC, GWFS Equities, Inc.,
                                                     and Advised Assets Group,
                                                     LLC; Secretary and
                                                     Compliance Officer, EMJAY
                                                     Corporation, EMJAY
                                                     Retirement Plan Services,
                                                     Inc., BenefitsCorp, Inc.,
                                                     BenefitsCorp, Inc. of
                                                     Wyoming, Secretary,
                                                     Greenwood Investments, LLC
                                                     and One Orchard Equities,
                                                     Inc.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------

*    Refers to a Director or officer who is an "interested person" of Maxim
     Series Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent
     Director."

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC, its investment adviser. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

------------------------- ------------------- -------------------- --------------------- --------------------
  Name of Independent         Aggregate           Pension or         Estimated Annual    Total Compensation
        Director          Compensation from       Retirement          Benefits Upon      from Fund and Fund
                                 Fund          Benefits Accrued         Retirement         Complex Paid to
                                                as Part of Fund                              Directors**
                                    Expenses
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Rex Jennings                   $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Richard P. Koeppe              $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Sanford Zisman                 $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------

** As of December 31, 2005, there were 34 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund's most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission's website at http://www.sec.gov.

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                        MAXIM SERIES FUND, INC. ("MAXIM")
                              Dated May XX, 2006

                          Acquisition of the Assets of
                   MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
                  a series of Maxim (the "Acquired Portfolio")

                      By and in Exchange for the Shares of
               MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                                a series of Maxim
                           (the "Acquiring Portfolio")


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated May XX, 2006 for the special meeting of the shareholders as of the Record Date for Maxim U.S. Government Securities Portfolio. (Capitalized terms not defined herein shall have the meaning given to them in the Prospectus/Proxy Statement.) The Meeting is to be held on June 26, 2006. A copy of the Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-537-2033 or writing Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.


The Prospectus/Proxy Statement describes certain transactions contemplated by the Acquiring Portfolio's proposed acquisition of the Acquired Portfolio pursuant to the terms of the Plan of Reorganization ("Plan"). Under the Plan, the Maxim U.S. Government Mortgage Securities Portfolio ("Acquiring Portfolio") will acquire substantially all of the property, assets and goodwill of the Maxim U.S. Government Securities Portfolio ("Acquired Portfolio").

Under the Plan, the assets of the Acquired Portfolio will be acquired by, and in exchange for, the shares of the Acquiring Portfolio and the liabilities of the Acquired Portfolio will be assumed by the Acquiring Portfolio. The Acquired Portfolio will then be terminated by Maxim and the shares of the Acquiring Portfolio distributed to shareholders of the Acquired Portfolio in the redemption of the Acquired Portfolio shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Portfolio then held by former shareholders of the Acquired Portfolio may be different than the number of shares of the Acquired Portfolio that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Portfolio shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Portfolio shares held immediately before completion of the Reorganization.)

As previously stated, this Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement of Maxim Series Fund, Inc., dated May XX, 2006. This SAI consists of this document and the following described documents:


                                       1

(1) The Annual Report to Shareholders of the Acquired Portfolio for the fiscal year ended December 31, 2005 (from which information is incorporated by reference into the Prospectus/Proxy Statement, and which is included as an Exhibit to the Prospectus/Proxy Statement of Maxim Series Fund, dated May XX, 2006), filed on February 28, 2006; and

(2) The Annual Report to Shareholders of the Acquiring Portfolio for the fiscal year ended December 31, 2005 (from which information is incorporated by reference into the Prospectus/Proxy Statement and Statement of Additional Information, and which is included as an Exhibit to the Prospectus/Proxy Statement of Maxim Series Fund, dated May XX, 2006), filed on February 28, 2006.


         You may request a copy of the Prospectus/Proxy Statement and/or Annual Reports at no charge by calling 1-800-537-2033 or writing us at the address below.

                  Maxim Series Fund, Inc.
                  8515 East Orchard Road
                  Greenwood Village, Colorado 80111


                                  May XX, 2006

                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                        MAXIM SERIES FUND, INC. ("MAXIM")
                                May XX, 2006




                                TABLE OF CONTENTS

INTRODUCTION.....................................................................................................3

MAXIM............................................................................................................3

INVESTMENT OBJECTIVES AND POLICIES AND INVESTMENT RESTRICTIONS...................................................3

         Fundamental Investment Restrictions.....................................................................4

         Non-Fundamental Investment Restrictions.................................................................5

         Securities and Investment Practices and Techniques......................................................5

         Portfolio Holdings Disclosure..........................................................................18

MAXIM DIRECTORS AND OFFICERS....................................................................................19

         Directors and Officers.................................................................................19

         Standing Committees....................................................................................23

         Ownership..............................................................................................23

         Independent Directors and their Immediate Family Members...............................................24

         Compensation...........................................................................................25

CODES OF ETHICS.................................................................................................25

PRINCIPAL SECURITY HOLDERS......................................................................................26

PROXY VOTING POLICIES...........................................................................................26

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................26


         Investment Advisor.....................................................................................26


         Investment Advisory Agreement..........................................................................27

         Sub-Advisory Fees......................................................................................28

         Advisory Fees..........................................................................................28

         Payment of Expenses....................................................................................28

         Portfolio Management...................................................................................28

DISTRIBUTION AGREEMENT..........................................................................................29

         Principal Underwriter..................................................................................29

ADMINISTRATIVE SERVICES AGREEMENT...............................................................................30

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES......................................................................30

         Qualification as a Regulated Investment Company........................................................30

         Excise Tax on Regulated Investment Companies...........................................................32

         Effect of Future Legislation; Local Tax Considerations.................................................32



                                       i


PERFORMANCE DATA................................................................................................32

         Maxim U.S. Government Mortgage Securities Portfolio....................................................32

         Performance Comparisons................................................................................34

VOTING RIGHTS...................................................................................................35

PRICING, PURCHASE AND REDEMPTION OF SHARES......................................................................35

         Pricing Shares.........................................................................................35

         Purchasing and Redeeming Shares........................................................................36

         Frequent Purchases and Redemptions of
                  Fund Shares ..................................................................................36

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................................37

         Brokerage Commissions..................................................................................38

         Portfolio Turnover.....................................................................................39

FINANCIAL STATEMENTS............................................................................................39

         Maxim U.S. Government Mortgage Securities Portfolio....................................................39

         Maxim U.S. Government Securities Portfolio.............................................................39

         Pro Forma Financial Statements.........................................................................39

GENERAL INFORMATION.............................................................................................39

         Custodian..............................................................................................39

         Transfer and Dividend Paying Agent.....................................................................39

         Independent Registered Public Accounting Firm..........................................................40

         Registration Statement.................................................................................40


APPENDIX A      CORPORATE BOND AND COMMERCIAL PAPER RATINGS

APPENDIX B      GW CAPITAL MANAGEMENT, LLC
                PROXY POLICIES & PROCEDURES

                                       ii







                                  INTRODUCTION


This Statement of Additional Information is intended to supplement the information provided in a Prospectus/Proxy Statement, dated May XX, 2006, relating to the proposed reorganization of the Acquired Portfolio into the Acquiring Portfolio in connection with the solicitation by the Maxim Board of Directors ("Maxim Board") of proxies to be voted at the Meeting of Shareholders of Maxim to be held on June 26, 2006.



                                      MAXIM

Maxim is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Maxim offers thirty-four investment portfolios, including the Acquiring Portfolio. Maxim is a Maryland corporation that was organized on December 7, 1981 and commenced business as an investment company in 1982. The Acquiring Portfolio is "no-load," meaning you pay no sales charges or distribution fees. The Acquiring Portfolio is presently only available in connection with variable annuity contracts and variable life insurance policies issued by Great-West Life & Annuity Insurance Company ("GWL&A") and certain other life insurance companies and certain qualified retirement and pension plans. GW Capital Management, LLC doing business as Maxim Capital Management, LLC ("MCM" or the "Investment Advisor"), a wholly owned subsidiary of GWL&A, serves as Maxim's investment advisor.

Diversified Portfolio

The Acquiring Portfolio is a diversified portfolio, and it will operate as a diversified investment portfolio of the Fund once the Reorganization has taken place. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio's total assets nor more than 10% of the outstanding voting securities of such issuer.


         INVESTMENT OBJECTIVES AND POLICIES AND INVESTMENT RESTRICTIONS

Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the Acquiring Portfolio's investment policies set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Investment Restrictions

         Maxim has adopted limitations on the investment activity of its Portfolios, including the Acquiring Portfolio, which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Maxim Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. "Majority" for this purpose and under 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

Fundamental Investment Restrictions

         1. Borrowing. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not borrow money except that Maxim may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with Maxim's investment objective and program, provided that any such borrowings comply with applicable regulatory requirements..

         2. Commodities, Futures, And Options Thereon. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Maxim does not consider currency contracts or hybrid investments to be commodities.

         3. Industry Concentration. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of Maxim's net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

         4. Loans. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not make loans, although Maxim may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

         5. Diversification. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio, but excluding certain other Maxim Portfolios) will not, with respect to 75% of the value of the Portfolio's total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by Maxim (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies).

         6. Real Estate. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent Maxim from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         7. Senior Securities. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not issue senior securities except in compliance with the 1940 Act.

         8. Underwriting. Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not underwrite securities issued by other persons, except to the extent Maxim may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-fundamental Investment Restrictions

         In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Acquiring Portfolio to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the Portfolio's name. As part of the Reorganization, the name of the Acquiring Portfolio will be changed to the Maxim U.S. Government Securities Portfolio, which is the name of the Acquired Portfolio.

         Maxim has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Maxim Board without shareholder approval.

         Under these policies, Maxim (i.e., each Maxim Portfolio, including the Acquiring Portfolio) will not:

         1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of Maxim's net asset value;

         2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC; or

         4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of Maxim would be invested in such programs, except that Maxim may purchase securities of issuers which invest or deal in the above.

Securities and Investment Practices and Techniques

The following pages contain more detailed information about types of securities in which the Acquiring Portfolio may invest, investment practices and techniques that MCM or any sub-advisor may employ in pursuit of the Portfolios' investment objectives, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or any sub-advisors may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Portfolio's investment objectives and policies and that doing so will help the Portfolio achieve its objectives. Unless otherwise indicated, the Acquiring Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, the Acquiring Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Borrowing. The Portfolios may borrow from banks or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio will invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM for that Portfolio.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the adviser or sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio's assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

High Yield-High Risk Debt Securities ("Junk Bonds"). High yield high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Portfolios defaults, the Portfolios may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, MCM and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its sub-advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could negatively affect the Portfolios' net asset values.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities. The term "illiquid securities" or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the Portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the Portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the Securities and Exchange Commission to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies. Each Portfolio may invest in shares of mutual funds within the limitations of the Investment Company Act of 1940 (the "1940 Act") and any orders issued by the SEC. The following discussion of mutual funds may be of particular relevance to those who invest in the Profile Portfolios. These Portfolios are known as "funds of funds" because they seek to achieve their investment objectives by investing in other mutual funds (the "Underlying Portfolios"). Except for these funds of funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated contracts (unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a

Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser or sub-adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Portfolio's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment and its market place including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Portfolio's Board.

Lending of Portfolio Securities. Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. No lending may be made with any companies affiliated with MCM or the sub-advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM's judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its sub-advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. Each Portfolio may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable sub-adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable sub-adviser for temporary defensive purposes.

The types of money market instruments in which such Portfolios may invest include, but are not limited to: (1) bankers' acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market mutual funds (see "Investment Companies" under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its sub-advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when MCM or its sub-advisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Certain Portfolios may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. Certain Portfolios may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. dollars without incurring risks of foreign exchange.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Portfolios may sell the securities before the settlement date if MCM or the applicable sub-adviser deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Certain of the Portfolios may invest in zero coupon securities, PIK (Payment In Kind) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Portfolio also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Holdings Disclosure

The Fund has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund's policy that the public disclosure of information concerning the Fund's portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Fund's portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer ("CCO"), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) portfolio holding information that is more current than that in reports or other filings filed electronically with the SEC or posted on the Fund's website may be disclosed 30 days after the relevant reporting period.

Public Disclosures. Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities, Inc. may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures. The Fund periodically provides information concerning its portfolio holdings to the Fund's service providers and the Fund's disinterested directors in connection with its provision of services to or on behalf of the Fund. In addition to MCM, these service providers include the following: (a) all Fund portfolio sub-advisers; (b) the Bank of New York and its sub-custodians, in their capacity as custodians for the Fund; (c) The Bank of New York, in its capacity as securities lending agent for the Fund; (d) Deloitte & Touche LLP, in its capacity as the Independent Registered Public Accounting Firm for the Fund;
(e) Jordan Burt, LLP, as a provider of legal counsel for the Fund; (f) FASCore, LLC, in its capacity as transfer and dividend paying agent for the Fund; (g) FT Interactive Data, as a provider of pricing services for the Fund; and (h) BNY Brokerage Inc., as a provider of brokerage services for the Fund.

Portfolio holding information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC's EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund's President or Chief Compliance Officer. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holding information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund's policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.


                          MAXIM DIRECTORS AND OFFICERS

Maxim is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of Maxim's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers

Information regarding the Directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

There are no arrangements or understanding between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

                           FUND DIRECTORS AND OFFICERS


                              INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ----------------- ------------------------------------ ----------- -------------------
  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Fund           Served)                                              in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Rex Jennings (80)    Director     March 22, 1988    President Emeritus, Denver Metro         34
                                  to present        Chamber of Commerce
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Richard P.           Director     April 30, 1987    Retired Educator                         34
Koeppe (73)                       to present

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------
Sanford Zisman       Director     March 19, 1982    Attorney, Firm of Zisman, Ingraham       34
(65)                              to present        and Daniel, P.C.
------------------ -------------- ----------------- ------------------------------------ ------------ ------------------




------------------------------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------
------------------ -------------- ------------------ -----------------------------------
  Name, address     Position(s)    Term of Office      Principal Occupation(s) during     Number of         Other
     and age         Held with     (Length of Time              Past 5 Years             Portfolios     Directorships
                       Fund            Served)                                             in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------




                                       40
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*William T.        Director and   June 1, 2000 to    Beginning January 1, 2006:  Vice        34       Director,
McCallum (63)        President    present            Chairman, Great-West Life &                      Great-West
                                                     Annuity Insurance Company                        Lifeco Inc.,
                                                     ;Through December 31, 2005:                      Great-West Life
                                                     President and Chief Executive                    & Annuity
                                                     Officer of Great-West Life &                     Insurance
                                                     Annuity Insurance Company, United                Company, First
                                                     States Operations of The                         Great-West Life
                                                     Great-West Life Assurance                        & Annuity
                                                     Company, and the United States                   Insurance
                                                     Operations of The Canada Life                    Company, GWL&A
                                                     Assurance Company;  Co-President                 Financial Inc.,
                                                     and Chief Executive Officer of                   The Great-West
                                                     Great-West Lifeco Inc.;                          Life Assurance
                                                     President and Chief Executive                    Company, The
                                                     Officer of GWL&A Financial Inc.                  Canada Life
                                                     and Canada Life Insurance Company                Assurance
                                                     of America (through February 13,                 Company, Canada
                                                     2006); President and Chief                       Life Insurance
                                                     Executive Officer of First                       Company of
                                                     Great-West Life & Annuity                        America, and
                                                     Insurance Company and Alta Health                Alta Health &
                                                     & Life Insurance Company                         Life Insurance
                                                                                                      Company.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Mitchell T.G.       Director     June 1, 2000 to    Executive Vice President and            34       Director, Alta
Graye (50)                        present            Chief Financial Officer of                       Health & Life
                                                     Great-West Life & Annuity                        Insurance
                                                     Insurance Company, First                         Company, EMJAY
                                                     Great-West Life & Annuity                        Corporation,
                                                     Insurance Company, Canada Life                   EMJAY Retirement
                                                     Insurance Company of America,                    Plan Services,
                                                     GWL&A Financial, Inc., the United                Inc., GWL
                                                     States Operations of The                         Properties,
                                                     Great-West Life Assurance                        Inc., Great-West
                                                     Company, and the United States                   Benefit
                                                     Operations for The Canada Life                   Services, Inc.;
                                                     Assurance Company;  President, GW                Manager, GW
                                                     Capital Management, LLC,  Orchard                Capital
                                                     Capital Management, LLC, and GWL                 Management, LLC,
                                                     Properties, Inc.; Executive Vice                 Orchard Capital
                                                     President, Orchard Trust Company,                Management, LLC,
                                                     LLC                                              Orchard Trust
                                                                                                      Company, LLC and
                                                                                                      FASCore, LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Graham McDonald     Treasurer    November 29,       Senior Vice President, Corporate        34           Manager,
(59)                              2001 to present    Administration of Great-West Life                    Greenwood
                                                     & Annuity Insurance Company,                       Investments,
                                                     GWL&A Financial, Inc., the United                 LLC; Director,
                                                     States Operations of The                            Great-West
                                                     Great-West Life Assurance                             Benefit
                                                     Company, the United States                        Services, Inc.,
                                                     Operations of The Canada Life                     GWL Properties,
                                                     Assurance Company; Senior Vice                         Inc.
                                                     President, Corporate Finance and
                                                     Investment Operations of Canada
                                                     Life Insurance Company of
                                                     America, EMJAY Corporation, EMJAY
                                                     Retirement Plan Services, Inc.,
                                                     FASCore, LLC and Orchard Trust
                                                     Company, LLC.  Senior Vice
                                                     President and Treasurer, GW
                                                     Capital Management, LLC, and
                                                     Orchard Capital Management, LLC;
                                                     President, Greenwood Investments,
                                                     LLC
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------
*Beverly A.          Secretary    April 10, 1997     Vice President, Counsel and             34             None
Byrne (50)                        to present         Associate Secretary, Great-West
                                                     Life & Annuity Insurance
                                                     Company, GWL&A Financial
                                                     Inc., First Great-West Life
                                                     & Annuity Insurance
                                                     Company, Canada Life
                                                     Insurance Company of
                                                     America, the United States
                                                     Operations of The
                                                     Great-West Life Assurance
                                                     Company, the United States
                                                     Operations of The Canada
                                                     Life Assurance Company;
                                                     Vice President, Counsel and
                                                     Secretary, FASCore, LLC;
                                                     Vice President and Counsel,
                                                     Orchard Trust Company, LLC;
                                                     Secretary and Chief
                                                     Compliance Officer, GW
                                                     Capital Management, LLC,
                                                     Orchard Capital Management,
                                                     LLC, GWFS Equities, Inc.,
                                                     and Advised Assets Group,
                                                     LLC; Secretary and
                                                     Compliance Officer, EMJAY
                                                     Corporation, EMJAY
                                                     Retirement Plan Services,
                                                     Inc., BenefitsCorp, Inc.,
                                                     BenefitsCorp, Inc. of
                                                     Wyoming, Secretary,
                                                     Greenwood Investments, LLC
                                                     and One Orchard Equities,
                                                     Inc.
------------------ -------------- ------------------ ----------------------------------- ------------ ------------------

*    Refers to a Director or officer who is an "interested person" of Maxim
     Series Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent
     Director."


Standing Committees

                                       22

The Fund Board has two standing committees: an Executive Committee and an Audit Committee.

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws;
(6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. Two meetings of the Executive Committee were held in 2005.


As set out in the Fund's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund's financial accountability and financial reporting by providing a means for the Fund's disinterested Directors to be directly informed as to, and participate in the review of, the Fund's audit functions. Another objective is to ensure the independence and accountability of the Fund's outside auditors and provide an added level of independent evaluation of the Fund's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2005.

Ownership

As of December 31, 2005, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

--------------------- --------------------------------------- --------------------- -------------------------
                                                                                    Aggregate Dollar Range
                                                                                    of Equity Securities in
Director              Portfolio                               Dollar Range of       all Registered
                                                              Equity Securities     Investment Companies
                                                              in the Portfolio      Overseen by Director in
                                                                                    Family of Investment
                                                                                    Companies
--------------------- --------------------------------------- --------------------- -------------------------
-------------------------------------------------------------------------------------------------------------

W.T. McCallum          Maxim Stock Index Portfolio            $50,001 - $100,000

-------------------------------------------------------------------------------------------------------------
--------------------- --------------------------------------- --------------------- -------------------------

W. T. McCallum         Maxim Aggressive Profile II Portfolio  $50,001- $100,000

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

W.T. McCallum         Maxim Ariel Small-Cap Value Portfolio   Over $100,000         Over $100,000

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

R.P. Koeppe           Maxim Loomis  Sayles  Small-Cap  Value  $1 - $10,000
                      Portfolio

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

R. P. Koeppe          Maxim Money Market Portfolio            $1 - $10,000

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

R.P. Koeppe           Maxim  T.  Rowe  Price   Equity/Income  $10,001 - $50,000
                      Portfolio

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

R.P. Koeppe           Maxim  T.  Rowe  Price  MidCap  Growth  $1 - $10,000
                      Portfolio

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

                                       23


R.P. Koeppe           Maxim Bernstein  International  Equity  $1 - $10,000          $10,001 - $50,000
                      Portfolio

--------------------- --------------------------------------- --------------------- -------------------------
--------------------- --------------------------------------- --------------------- -------------------------

*Director is not an "interested person" of the Fund (as defined in the 1940
Act), also referred to as an "Independent Director."

Independent Directors and their Immediate Family Members

As of December 31, 2005, other than as described above under "Ownership," no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o    the Fund;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;
o an investment adviser, the principal underwriter or affiliated person of the Fund; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

o    an investment adviser or the principal underwriter of the Fund; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o    the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2005, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o    the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;
o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2005, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC, its investment adviser. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

------------------------- ------------------- -------------------- --------------------- --------------------
  Name of Independent         Aggregate           Pension or         Estimated Annual    Total Compensation
        Director          Compensation from       Retirement          Benefits Upon      from Fund and Fund
                                 Fund          Benefits Accrued         Retirement         Complex Paid to
                                                as Part of Fund                              Directors**
                                                   Expenses
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Rex Jennings                   $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Richard P. Koeppe              $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------
------------------------- ------------------- -------------------- --------------------- --------------------
Sanford Zisman                 $32,250                 0                    0                  $32,250
------------------------- ------------------- -------------------- --------------------- --------------------

** As of December 31, 2005, there were 34 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund's most recently completed fiscal year by the Fund and its affiliated investment companies.


CODES OF ETHICS

The Fund, MCM, and Greenwood Investments, LLC each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.



PRINCIPAL SECURITY HOLDERS

As of December 31, 2005, the outstanding shares of Maxim were presently held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds Series Account II and Qualified Series Account of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, by FutureFunds Series Account II of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and by GWL&A, which provided the initial capitalization for certain Portfolios.


The following table lists the name and percentage of ownership of each person who owned of record 5% or more of the shares of the Acquiring Portfolio as of December 31, 2005. The address of each Series Account owner, each Maxim Profile Portfolio owner included herein and for GWL&A is: 8515 E. Orchard Road, Greenwood Village, Colorado 80111. As a group, the officers and Directors of the Fund owned less than 1% of the Fund's equity securities.


 Maxim U.S. Government Mortgage Securities Portfolio

------------------------------------------------------------  ------------------
Record Owner                                                  Percentage
------------------------------------------------------------  ------------------
------------------------------------------------------------  ------------------

TNE Series Account                                            5.78%

------------------------------------------------------------  ------------------
------------------------------------------------------------  ------------------

Maxim Conservative Profile II Portfolio                       8.74%

------------------------------------------------------------  ------------------
------------------------------------------------------------  ------------------

Maxim Moderate Profile II Portfolio                           20.56%

------------------------------------------------------------  ------------------
------------------------------------------------------------  ------------------

FutureFunds II Series Account                                 51.90%

------------------------------------------------------------  ------------------


PROXY VOTING POLICIES

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series, Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios is also available on the SEC's website at http://www.sec.gov.


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. MCM is a wholly-owned subsidiary of GWL&A, which is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the investment advisory agreement with Maxim, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides Maxim with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of Maxim and all Directors who are "interested persons" of Maxim or of MCM, and all personnel of Maxim or MCM performing services relating to research, statistical and investment activities.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of Maxim. These services include providing facilities for maintaining Maxim's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Maxim; preparing all general shareholder communications and conducting shareholder relations; maintaining Maxim's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Maxim; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, and May 1, 2005. As approved, the Agreement will remain in effect until May 1, 2006, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

In approving the Investment Advisory Agreement and the sub-advisory agreements with each sub-adviser ("Sub-Advisory Agreements"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of MCM and of the sub-advisers to discuss portfolio management strategies, benchmark index tracking for each Index Portfolio and performance of each Portfolio. The Board also considers MCM's and each sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios and procedures MCM and each sub-adviser use for obtaining best execution for transactions in the Portfolios.

With respect to the nature, scope and quality of the services provided by MCM and each sub-adviser, the Board considered, among other things, MCM's and each sub-adviser's personnel, experience, resources and track record, their ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting by the sub-advisers as appropriate with MCM, and performing research and obtaining and evaluating the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered MCM's and each sub-adviser's reputation for management of their specific investment strategies, MCM's and each sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to sub-advisers by MCM, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to MCM and its affiliates in relation to the quality of all services provided as well as the overall profitability to MCM and its affiliates.

Sub-Advisory Fees
Since the Acquiring Portfolio is managed internally, no sub-advisory fees are paid.

Advisory Fees

The Acquiring Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of the Portfolio's average net assets as described in the Prospectus. The following table sets forth the advisory fees paid to GWCM for the fiscal years ended December 31, 2003, 2004 and 2005.

ADVISOR           PORTFOLIO                  2005              2004              2003

GWCM              Maxim U.S. Government     $1,562,562       $1,658,559        $1,937,179
                  Mortgage Securities Portfolio

Payment of Expenses

         MCM provides investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Advisor connected with investment and economic research, trading and investment management of Maxim, as well as the fees of all Directors of Maxim who are affiliated persons of MCM or any of its affiliates.

         Expenses that are paid by MCM with respect to the Acquiring Portfolio include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian, independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, Securities and Exchange Commission fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by Maxim. Accounting services are provided for Maxim by MCM and Maxim reimburses MCM for its costs in connection with such services.

Portfolio Management

The Acquiring Portfolio is managed internally by Catherine Tocher and Bruce Masters. Ms. Tocher has handled the day-to-day management responsibility for the Acquiring Portfolio since 1993.

In addition to the Maxim portfolios managed or co-managed by her, as of December 31, 2005, Ms. Tocher manages five other pooled investment vehicles with assets totaling $1.288 billion. None of these accounts have performance-based fees.

MCM is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Profile Portfolios' investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and MCM's parent, GWL&A. Compensation consists of a base salary and a performance bonus. As well, the Portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. Finally, the Portfolio manager may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. The Portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to Maxim as well as to other MCM clients and to GWL&A. Factors include investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

The Portfolio managers have the following ownership in Portfolios of the Fund:

Cathe Tocher

Maxim Ariel Small Cap Value Portfolio - between $10,001 - $50,000 Maxim Bond Index Portfolio - between $1 and $10,000 Maxim U.S. Government Securities Portfolio - between $1 and $10,000



Bruce Masters

Maxim Index 600 Portfolio - between $10,001 - $50,000 Maxim Bond Index Portfolio
- between $10,001 and $50,000



DISTRIBUTION AGREEMENT

Principal Underwriter


Effective March 31, 2006, Maxim Series Fund, Inc. entered into a principal underwriting agreement with GWFS Equities, Inc. ("GWFS Equities"), 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities replaced Greenwood Investments, LLC as principal underwriter for the Fund. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund.

Compensation received by principal underwriter during the Fund's last fiscal year:

    Name of           Underwriting       Compensation
    Principal         Discounts and      on Redemptions    Brokerage      Other
    Underwriter       Commissions        and Repurchases  Commissions    Compensation

    GWFS Equities        -0-                  -0-             -0-            -0-
    Greenwood
    Investments, LLC     -0-                  -0-             -0-            -0-



ADMINISTRATIVE SERVICES AGREEMENT

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWLA, pursuant to which GWLA will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts ("Account Holders") which invest their assets in the Fund. The services provided by GWLA include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder;
(2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWLA are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWLA will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Fund's Portfolios.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The following is only a summary of certain tax considerations generally affecting the Acquiring Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Acquiring Portfolio will seek to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Acquiring Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Acquiring Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by the Acquiring Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Acquiring Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). The Acquiring Portfolio is also subject to certain investment diversification requirements.

Certain debt securities purchased by the Acquiring Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not the Acquiring Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Acquiring Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, the Acquiring Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Acquiring Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Acquiring Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless the Acquiring Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period the Acquiring Portfolio held the security. The Acquiring Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Portfolio makes the election to include market discount in income currently).

If for any taxable year the Acquiring Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Acquiring Portfolio. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If the Acquiring Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Acquiring Portfolio had distributed to its shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. The Acquiring Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Acquiring Portfolio should fail to qualify as an RIC and should thereafter seek to requalify as an RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Acquiring Portfolio seeks to requalify as an RIC.

If the Acquiring Portfolio determines that it will not qualify as an RIC under Subchapter M of the Code, the Acquiring Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies

The Acquiring Portfolio intends to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income. However, investors should note that the Acquiring Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


PERFORMANCE DATA

         The Acquiring Portfolio may quote measures of investment performance in various ways. All performance information supplied by Maxim in advertising is historical and is not intended to indicate future returns.

Maxim U.S. Government Mortgage Securities Portfolio

         Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(I+T)n = ERV

Where:
         P        =  a hypothetical initial payment of $1,000
         T        =  average annual total return
         N        =  number of years
         ERV      =  ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

         Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         Distribution Rate Calculation. Each Portfolio may also publish its distribution rate and/or its effective distribution rate. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution. A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

         Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         Standardized Yield Quotations. The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

         2[( a - b + 1 )6 - 1 ]
         ----------
         (cd)

Where:
       a = net investment income earned during the period b = net expenses accrued for the period c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share

       Net investment income will be determined in accordance with rules established by the SEC.

            Calculation of Total Return. Total return is a measure of the change in value of an investment in a Portfolio over the time period covered. In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA     P(1+T)  to the power of N = ERV

WHERE:      T =  Average annual total return

            N = The number of years including portions of years where applicable for which the performance is being measured

            ERV = Ending redeemable value of a hypothetical $1.00 payment made a the inception of the portfolio

            P = Opening redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

            T =    [(ERV/P) to the power of 1/N]-1

            Set forth below is a table showing the Acquiring Portfolio's inception date and the average annual total return for one, five and ten years or the life of the Acquiring Portfolio for the period ended December 31, 2005.


Portfolio                             Since Inception         One Year          Five Years            Ten Years
                                      December 1, 1992
---------------------------------- ----------------------- ---------------- ------------------- ----------------------
---------------------------------- ----------------------- ---------------- ------------------- ----------------------
Maxim U.S. Government Mortgage              N/A                 2.17%             4.98%                 5.58%
Securities Portfolio
---------------------------------- ----------------------- ---------------- ------------------- ----------------------

Performance Comparisons

         The Acquiring Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. The Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.

         The manner in which total return and yield will be calculated for public use is described above. The table in the Prospectus under the heading "Risk/Return Bar Charts and Tables," summarizes the calculation of total return and yield for each of the Acquiring Portfolio through December 31, 2005.






                                  VOTING RIGHTS

The shares of the Maxim Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. Maxim or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Maxim or the Portfolios. If not so terminated, Maxim or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.


PRICING, PURCHASE AND REDEMPTION OF SHARES

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that a Portfolio's net asset value fairly reflects security values at the time of pricing.

Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

Net asset value is determined by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form or "good order." This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order," as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

                                       36

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Commissions

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the United States. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a "net" basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or "mark down" sometimes called a "spread") that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an "underwriting discount" or "selling concession") which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

                                       37

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Acquiring Portfolio for the years ended December 31, 2003 through December 31, 2005.

Portfolio Turnover

         The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Portfolio.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for the Acquiring Portfolio for 2004 and 2003 is as follows:

Portfolio                                   2005 Turnover Rate                  2004 Turnover Rate
---------                                   ------------------                  ------------------
Maxim U.S. Government
Mortgage Securities Portfolio                     46.40%                               79.23%

                                       38



FINANCIAL STATEMENTS

Maxim U.S. Government Mortgage Securities Portfolio

         The financial statements of the Maxim U.S. Government Mortgage Securities Portfolio are incorporated by reference herein from the Annual Report to shareholders of the Acquiring Portfolio for the fiscal year ended December 31, 2005.

Maxim U.S. Government Securities Portfolio

         The financial statements of the Maxim U.S. Government Securities Portfolio are incorporated by reference herein from the Annual Report to shareholders of the Acquired Fund for the fiscal year ended December 31, 2005.

Pro Forma Financial Statements


         The pro forma financial statements of the Maxim U.S. Government Securities Portfolio, as the surviving company subsequent to the Reorganization, dated as of December 31, 2005, are setforth below.

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO PRO FORMA
SCHEDULE OF INVESTMENTS*
DECEMBER 31, 2005
UNAUDITED

                                        U.S. Government Securities     U.S. Government Mortgage Securities
                                         Portfolio (Target Portfolio)    Portfolio (Acquiring Portfolio)#    Pro Forma Combined
                                      -------------------------------- ------------------------------------ ------------------------
BONDS                          % of  Par Value ($)  Market Value ($)  Par Value ($) Market Value ($)  Par Value ($) Market Value ($)
                           Investments
---------------------------------------------------- ------------- ------------- ----------------------- - ------------------ ------

AGENCY                         76.11%
Fannie Mae, 4.5%, 5/1/2019                                                2,386,120       2,325,436      2,386,120      2,325,436
Fannie Mae, 5%, 3/1/2015                    1,200,457       1,199,685                                    1,200,457      1,199,685
Fannie Mae, 5%, 5/1/2018                    1,054,675       1,043,305     5,517,583       5,458,097      6,572,258      6,501,402
Fannie Mae, 5%, 6/1/2018                      542,184         536,254                                      542,184        536,254
Fannie Mae, 5%, 8/1/2018                    1,239,951       1,226,583     6,935,430       6,860,658      8,175,381      8,087,241
Fannie Mae, 5%, 9/1/2035                    5,226,091       5,063,864    13,903,295      13,471,714     19,129,386     18,535,578
Fannie Mae, 5.5%, 1/1/2018                    384,760         387,420                                      384,760        387,420
Fannie Mae, 5.5%, 1/1/2035                  1,376,706       1,363,800     1,835,609       1,818,400      3,212,315      3,182,200
Fannie Mae, 5.5%, 11/1/2033                                               3,721,937       3,689,370      3,721,937      3,689,370
Fannie Mae, 5.5%, 11/1/2035                   299,348         296,480     3,593,262       3,558,827      3,892,610      3,855,307
Fannie Mae, 5.5%, 12/1/2033                                               3,050,311       3,024,665      3,050,311      3,024,665
Fannie Mae, 5.5%, 2/1/2034                                                2,799,193       2,774,700      2,799,193      2,774,700
Fannie Mae, 5.5%, 2/1/2035                                                3,411,254       3,383,197      3,411,254      3,383,197
Fannie Mae, 5.5%, 4/1/2018                                                4,856,567       4,890,082      4,856,567      4,890,082
Fannie Mae, 5.5%, 4/1/2033                                                1,456,122       1,442,471      1,456,122      1,442,471
Fannie Mae, 5.5%, 4/1/2034                    925,868         917,688                                      925,868        917,688
Fannie Mae, 5.5%, 4/1/2035                  1,467,816       1,454,055     1,591,099       1,576,182      3,058,915      3,030,237
Fannie Mae, 5.5%, 7/1/2033                  1,115,827       1,107,644     7,035,470       6,983,875      8,151,297      8,091,519
Fannie Mae, 5.5%, 8/1/2035                  1,701,996       1,685,685       374,157         370,571      2,076,153      2,056,256
Fannie Mae, 5.5%, 9/1/2033                                                3,143,982       3,120,927      3,143,982      3,120,927
Fannie Mae, 6%, 1/1/2033                                                  1,590,727       1,608,062      1,590,727      1,608,062
Fannie Mae, 6%, 10/1/2032                     441,757         446,865                                      441,757        446,865
Fannie Mae, 6%, 11/1/2017                     982,327       1,005,964                                      982,327      1,005,964
Fannie Mae, 6%, 2/1/2029                                                    457,582         463,398        457,582        463,398
Fannie Mae, 6%, 2/1/2032                      569,612         574,419     1,294,574       1,305,497      1,864,186      1,879,916
Fannie Mae, 6%, 2/1/2033                                                  1,174,715       1,185,850      1,174,715      1,185,850
Fannie Mae, 6%, 2/1/2035                                                  1,580,221       1,595,530      1,580,221      1,595,530
Fannie Mae, 6%, 3/1/2017                                                  1,760,729       1,803,097      1,760,729      1,803,097
Fannie Mae, 6%, 3/1/2033                      503,510         509,332                                      503,510        509,332
Fannie Mae, 6%, 4/1/2033                                                  1,660,554       1,677,892      1,660,554      1,677,892
Fannie Mae, 6%, 5/1/2013                                                    463,963         474,094        463,963        474,094
Fannie Mae, 6%, 5/1/2033                                                  8,565,652       8,682,593      8,565,652      8,682,593
Fannie Mae, 6%, 6/1/2013                                                    368,971         377,028        368,971        377,028
Fannie Mae, 6%, 6/1/2033                      579,418         587,657                                      579,418        587,657
Fannie Mae, 6%, 8/1/2033                                                  1,730,767       1,748,838      1,730,767      1,748,838
Fannie Mae, 6%, 9/1/2032                                                  1,429,488       1,449,813      1,429,488      1,449,813
Fannie Mae, 6%, 9/1/2033                                                  1,292,959       1,311,343      1,292,959      1,311,343
Fannie Mae, 6%, 9/1/2034                      750,322         746,931     3,032,982       3,039,641      3,783,304      3,786,572
Fannie Mae, 6%, 9/1/2035                      970,672         980,379                                      970,672        980,379
Fannie Mae, 6.5%, 1/1/2032                  2,260,403       2,334,573     3,169,411       3,273,408      5,429,814      5,607,981
Fannie Mae, 6.5%, 12/1/2031                   626,351         646,903     1,931,783       1,995,170      2,558,134      2,642,073
Fannie Mae, 6.5%, 2/1/2017                    243,065         250,775     2,312,439       2,385,787      2,555,504      2,636,562
Fannie Mae, 6.5%, 2/1/2019                                                  296,395         307,016        296,395        307,016
Fannie Mae, 6.5%, 2/1/2032                                                1,311,226       2,387,064      1,311,226      2,387,064
Fannie Mae, 6.5%, 4/1/2032                                                  642,348         663,425        642,348        663,425
Fannie Mae, 6.5%, 7/1/2014                                                  303,009         311,758        303,009        311,758
Fannie Mae, 7%, 1/1/2032                                                    959,250       1,008,112        959,250      1,008,112
Fannie Mae, 7%, 12/1/2031                     436,370         458,598       991,944       1,042,471      1,428,314      1,501,069
Fannie Mae, 7%, 2/1/2031                                                    602,779         633,483        602,779        633,483
Fannie Mae, 7%, 4/1/2017                                                    408,902         422,447        408,902        422,447
Fannie Mae, 7%, 9/1/2031                      185,094         194,522       388,697         408,496        573,791        603,018
Fannie Mae, 7.5%, 11/1/2024                                                   8,441           8,946          8,441          8,946
Fannie Mae, 7.5%, 9/1/2031                                                  212,557         223,947        212,557        223,947
Fannie Mae, 8.5%, 11/1/2026                                                 114,228         123,815        114,228        123,815
Fannie Mae, 8.5%, 4/1/2025                    135,871         146,350       100,908         108,691        236,779        255,041
Fannie Mae, 8.5%, 7/1/2022                     25,004          25,642                                       25,004         25,642
Fannie Mae, 8.5%, 8/1/2021                                                   81,256          88,082         81,256         88,082
Fannie Mae, 8.5%, 8/1/2024                                                   59,875          64,921         59,875         64,921
Fannie Mae, 8.95%, 12/1/2016                   60,649          65,811                                       60,649         65,811
Fannie Mae, 9.5%, 3/1/2020                                                   15,932          17,578         15,932         17,578
Fannie Mae, 9.5%, 9/1/2020                     83,730          92,687       133,956         148,286        217,686        240,973
Federal Home Loan Bank, 5.25%, 6/18/2014 ** 2,600,000       2,679,646     6,000,000       6,183,798      8,600,000      8,863,444
Federal Home Loan Bank, 4.5%, 11/15/2012 **                               1,000,000         984,366      1,000,000        984,366
Freddie Mac, 10.25%, 10/1/2010                 31,343          33,315                                       31,343         33,315
Freddie Mac, 11%, 6/1/2020                                                   35,651          39,622         35,651         39,622
Freddie Mac, 11%, 7/1/2020                    164,443         183,181                                      164,443        183,181
Freddie Mac, 11%, 8/1/2020                                                  122,839         136,836        122,839        136,836
Freddie Mac, 4%, 6/1/2018                     747,350         712,085                                      747,350        712,085
Freddie Mac, 4.5%, 3/1/2018                 1,254,586       1,223,954                                    1,254,586      1,223,954
Freddie Mac, 4.5%, 3/1/2019                                               4,823,660       4,703,787      4,823,660      4,703,787
Freddie Mac, 4.5%, 4/1/2018                                               1,613,282       1,573,851      1,613,282      1,573,851
Freddie Mac, 4.5%, 4/1/2019                                               2,454,261       2,391,637      2,454,261      2,391,637
Freddie Mac, 4.5%, 12/1/2019                  894,914         872,168                                      894,914        872,168
Freddie Mac, 4.5%, 5/1/2018                   676,793         660,233     1,353,586       1,320,466      2,030,379      1,980,699
Freddie Mac, 4.5%, 8/1/2033                                                 904,141         854,031        904,141        854,031
Freddie Mac, 4.5%, 9/1/2020                                                 975,078         949,330        975,078        949,330
Freddie Mac, 5%, 12/1/2017                  1,112,793       1,103,562                                    1,112,793      1,103,562
Freddie Mac, 5%, 4/1/2023                                                 1,372,132       1,345,368      1,372,132      1,345,368
Freddie Mac, 5%, 5/1/2035                     475,947         461,073                                      475,947        461,073
Freddie Mac, 5%, 7/1/2009                     620,959         620,062       931,439         930,093      1,552,398      1,550,155
Freddie Mac, 5%, 8/1/2035                   2,587,250       2,504,781    12,808,481      12,490,226     15,395,731     14,995,007
Freddie Mac, 5.5%, 1/1/2034                                               1,425,570       1,415,976      1,425,570      1,415,976
Freddie Mac, 5.5%, 10/1/2033                  743,960         737,915                                      743,960        737,915
Freddie Mac, 5.5%, 10/1/2034                  819,643         812,922     3,278,572       3,251,688      4,098,215      4,064,610
Freddie Mac, 5.5%, 11/1/2033                                              1,374,081       1,362,916      1,374,081      1,362,916
Freddie Mac, 5.5%, 12/1/2033                                              1,489,471       1,479,447      1,489,471      1,479,447
Freddie Mac, 5.5%, 2/1/2035                                               1,889,001       1,876,605      1,889,001      1,876,605
Freddie Mac, 5.5%, 3/1/2017                   444,127         447,181       444,127         447,181        888,254        894,362
Freddie Mac, 5.5%, 4/1/2019                                               1,882,327       1,894,386      1,882,327      1,894,386
Freddie Mac, 5.5%, 5/1/2033                 1,205,840       1,197,725     2,411,680       2,395,450      3,617,520      3,593,175
Freddie Mac, 5.5%, 6/1/2033                 1,256,250       1,247,796                                    1,256,250      1,247,796
Freddie Mac, 5.5%, 7/1/2034                   433,654         430,130                                      433,654        430,130
Freddie Mac, 5.5%, 8/1/2033                 1,002,034         995,290     8,449,571       8,392,706      9,451,605      9,387,996
Freddie Mac, 5.5%, 9/1/2033                   802,516         795,494     2,006,291       1,988,736      2,808,807      2,784,230
Freddie Mac, 6%, 1/1/2009                       4,293           4,363                                        4,293          4,363
Freddie Mac, 6%, 10/1/2008                      5,402           5,490                                        5,402          5,490
Freddie Mac, 6%, 12/1/2032                    517,779         523,281     1,853,589       1,873,284      2,371,368      2,396,565
Freddie Mac, 6%, 2/1/2009                                                   194,503         196,213        194,503        196,213
Freddie Mac, 6%, 2/1/2035                                                 1,802,375       1,825,468      1,802,375      1,825,468
Freddie Mac, 6%, 3/1/2009                      52,914          53,977                                       52,914         53,977
Freddie Mac, 6%, 4/1/2009                      55,439          56,500                                       55,439         56,500
Freddie Mac, 6%, 4/1/2017                                                   796,461         814,382        796,461        814,382
Freddie Mac, 6%, 4/1/2033                     657,324         665,335                                      657,324        665,335
Freddie Mac, 6%, 5/1/2009                      43,830          44,711                                       43,830         44,711
Freddie Mac, 6%, 7/1/2009                      25,855          26,375                                       25,855         26,375
Freddie Mac, 6%, 9/1/2009                      99,774         101,405                                       99,774        101,405
Freddie Mac, 6.5%, 1/1/2032                                                 967,060         997,885        967,060        997,885
Freddie Mac, 6.5%, 2/1/2017                   647,942         665,870                                      647,942        665,870
Freddie Mac, 6.5%, 9/1/2012                    26,071          26,780                                       26,071         26,780
Freddie Mac, 7%, 6/1/2031                     843,518         884,375                                      843,518        884,375
Freddie Mac, 7%, 9/1/2032                     252,940         264,401       758,819         793,203      1,011,759      1,057,604
Freddie Mac, 7.5%, 3/1/2032                                                 593,742         628,068        593,742        628,068
Freddie Mac, 9%, 12/1/2014                                                  115,297         126,469        115,297        126,469
Freddie Mac, 9.5%, 4/1/2025                    23,175          25,565       106,460         117,440        129,635        143,005
Freddie Mac, 9.5%, 6/1/2020                                                  39,858          43,713         39,858         43,713
Freddie Mac, 9.5%, 9/1/2020                                                  21,647          23,404         21,647         23,404
Ginnie Mae, 5%, 6/15/2033                                                 8,044,111       7,949,955      8,044,111      7,949,955
Ginnie Mae, 5.5%, 1/15/2034                   326,448         328,691                                      326,448        328,691
Ginnie Mae, 6%, 5/15/2028                                                   402,367         412,664        402,367        412,664
Ginnie Mae, 7%, 1/15/2024                                                   308,487         234,836        308,487        234,836
Ginnie Mae, 7%, 11/15/2026                                                  249,806         262,962        249,806        262,962
Ginnie Mae, 7%, 2/15/2026                     268,953         283,126                                      268,953        283,126
Ginnie Mae, 7%, 9/15/2031                     105,554         110,821                                      105,554        110,821
Ginnie Mae, 7.5%, 10/15/2013                  125,919         132,518                                      125,919        132,518
Ginnie Mae, 7.5%, 12/15/2024                  156,318         165,548                                      156,318        165,548
Ginnie Mae, 8%, 3/15/2025                                                   320,544         343,148        320,544        343,148
Ginnie Mae, 8%, 5/15/2017                                                    87,878          94,044         87,878         94,044
Ginnie Mae, 8%, 6/15/2025                                                    74,524          79,877         74,524         79,877
Ginnie Mae, 9%, 7/15/2018                      37,982          41,281                                       37,982         41,281
Ginnie Mae II, 5%, 10/20/2033               2,378,549       2,341,051                                    2,378,549      2,341,051
Ginnie Mae II, 5%, 2/20/2034                                              2,295,894       2,259,146      2,295,894      2,259,146
Ginnie Mae II, 5.5%, 11/20/2034               847,825         851,531     1,695,651       1,703,062      2,543,476      2,554,593
Ginnie Mae II, 5.5%, 2/20/2035              1,340,911       1,346,773                                    1,340,911      1,346,773
Ginnie Mae II, 7.5%, 10/20/2028                49,216          51,570                                       49,216         51,570
Ginnie Mae II, 7.5%, 12/20/2028                32,673          34,235                                       32,673         34,235
Ginnie Mae II, 8%, 11/20/2023                                                16,357          17,429         16,357         17,429
Ginnie Mae II, 8%, 8/20/2025                                                  6,742           7,193          6,742          7,193
Ginnie Mae II, 8.5%, 1/20/2026                                                8,693           9,366          8,693          9,366
Ginnie Mae II, 8.5%, 12/20/2025                                               3,373           3,669          3,373          3,669
Ginnie Mae II, 8.5%, 12/20/2026                                              36,609          39,446         36,609         39,446
Ginnie Mae II, 8.5%, 5/20/2026                                                4,583           4,938          4,583          4,938
Ginnie Mae II, 8.5%, 6/20/2026                                                2,609           2,812          2,609          2,812
Ginnie Mae II, 8.5%, 7/20/2026                                                8,965           9,660          8,965          9,660
Ginnie Mae II, 9.5%, 5/20/2022                 13,614          14,950                                       13,614         14,950

                                                      ----------------              ----------------               ---------------
                                                      ----------------              ----------------               ---------------
                                                         $ 52,118,907                 $ 186,376,989                 $ 238,495,896
                                                      ----------------              ----------------               ---------------
                                                      ----------------              ----------------               ---------------

AGENCY MORTGAGE BACKED                  10.13%

Fannie Mae, Series 2005-86 Class FC,                908,167     906,245       908,167         906,245      1,816,334      1,812,490
   4.679%, 10/25/2035++
Fannie Mae, Series 2004-W8 Class 1AF,                                          42,338          42,341         42,338         42,341
   4.629%, 6/25/2044 ++
Fannie Mae, Series 2003-24 Class VM,              1,000,000     986,426     3,000,000       2,959,278      4,000,000      3,945,704
   5.5%, 11/25/2021
Freddie Mac, Series 2843 Class VB,                                          2,000,000       1,952,220      2,000,000      1,952,220
   5.5%, 8/15/2023
Freddie Mac, Series R003 Class AG,                                          1,938,787       1,924,913      1,938,787      1,924,913
   5.125%, 10/15/2015
Freddie Mac, Series 2637 Class FA,                                            968,336         968,868        968,336        968,868
   4.769%, 6/15/2018 ++
Freddie Mac, Series 2974 Class VM,                                          1,224,311       1,218,477      1,224,311      1,218,477
   5%, 5/15/2016
US Department of Veterans Affairs, Series 2003-2  2,000,000   1,997,969     9,000,000       8,990,859     11,000,000     10,988,828
   Class D, 5%, 11/15/2023
US Department of Veterans Affairs, Series 2003-1  1,000,000   1,014,180                                    1,000,000      1,014,180
   Class G, 5.75%, 3/15/2030
US Department of Veterans Affairs, Series 2003-1                            2,500,000       2,514,063      2,500,000      2,514,063
   Class E, 5.75%, 4/15/2027
US Department of Veterans Affairs, Series 2002-1   530,770      543,708     1,433,080       1,468,011      1,963,850      2,011,719
   Class 1A, 6%, 10/15/2031
US Department of Veterans Affairs, Series 1993-3   416,719      416,605       416,719         416,605        833,438        833,210
   Class 2K, 6.25%, 11/15/2012
US Department of Veterans Affairs, Series 2001-1                               17,618          17,618         17,618         17,618
   Class 2E, 7%, 1/15/2028
US Department of Veterans Affairs, Series 1993-3                            2,463,467       2,489,506      2,463,467      2,489,506
   Class 1, 5.846%, 9/15/2023
                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------
                                                            $ 5,865,133                  $ 25,869,004                  $ 31,734,137
                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------

COMMERCIAL MORTGAGE BACKED               5.23%

ABN AMRO Mortgage Corp, Series 2003-13                                      5,404,313       4,494,233      5,404,313      4,494,233
   Class A2, 5.5%, 2/25/2018
Banc of America Commercial Mortgage Inc, Series 2005-1                      1,000,000         992,400      1,000,000        992,400
   Class A3, 4.877%, 11/10/2042
GS Mortgage Securities Corp II, Series 2005-GG4   1,000,000     974,038     1,000,000         974,038      2,000,000      1,948,076
   Class AABA, 4.68%, 7/10/2039
JP Morgan Chase Commercial Mortgage Securities Co 2,038,090   2,002,787     2,038,090       2,002,787      4,076,180      4,005,574
   Series 2004-C2 Class A1, 4.278%, 5/15/2041
JP Morgan Chase Commercial Mortgage Securities Co 1,000,000     992,945     1,680,000       1,668,147      2,680,000      2,661,092
   Series 2002-C3 Class A2, 4.994%, 7/12/2035
LB-UBS Commercial Mortgage Trust,                                           1,313,352       1,271,424      1,313,352      1,271,424
   Series 2003-C1 Class A1, 2.72%, 3/15/2027
Morgan Stanley Capital I, Series 2005-IQ10                                  1,000,000       1,001,841      1,000,000      1,001,841
   Class AAB, 5.178%, 9/15/2042
                                                            -------------              ----------------               --------------
                                                            -------------              ----------------               --------------
                                                             $ 3,969,770                  $ 12,404,870                 $ 16,374,640
                                                            -------------              ----------------               --------------
                                                            -------------              ----------------               --------------

SUPRANATIONALS                          0.96%

International Bank for Reconstruction & Development,                         5,000,000       3,015,495      5,000,000      3,015,495
   Zero Coupon, 4.83%, 2/15/2016
                                                            -------------              ----------------               --------------
                                                            -------------              ----------------               --------------
                                                                     $ -                   $ 3,015,495                  $ 3,015,495
                                                            -------------              ----------------               --------------
                                                            -------------              ----------------               --------------

U.S. GOVERNMENTS                        6.08%

United States of America, 3.375%, 9/15/2009                                    800,000         773,282        800,000        773,282
United States of America, 3.625%, 6/15/2010                                  4,400,000       4,270,235      4,400,000      4,270,235
United States of America, 4%, 2/15/2015        1,500,000       1,454,297     6,900,000       6,689,764      8,400,000      8,144,061
United States of America, 4.25%, 8/15/2013                                   1,500,000       1,486,583      1,500,000      1,486,583
United States of America, 5.25%, 2/15/2029     1,000,000       1,091,211     2,000,000       2,182,422      3,000,000      3,273,633
United States of America, 5.25%, 11/15/2028                                  1,000,000       1,090,703      1,000,000      1,090,703

                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------
                                                            $ 2,545,508                  $ 16,492,989                  $ 19,038,497
                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------

                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------
TOTAL BONDS                             98.51%             $ 64,499,318                 $ 244,159,347                 $ 308,658,665
                                                        ----------------              ----------------               ---------------
                                                        ----------------              ----------------               ---------------

SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS              1.49%

Undivided interest of 4.3% in joint repurchase    1,000,000      1,000,000
agreement (Principal Amount/Value $23,020,000
with a maturity value of $23,030,615) with
Merrill Lynch, 4.15%, dated 12/31/2005,
to be repurchased at $1,000,461 on 1/3/2006,
collateralized by U.S. Agency Mortgages,
5%-7%, 2/1/13-11/1/35, with a value of
$23,482,819
Undivided interest of 15.9% in joint repurchase
agreement (Principal Amount/Value $23,020,000                                3,655,000       3,655,000       4,655,000     4,655,000
Lynch, 4.15%, dated 12/31/2005, to be repurchased
at $3,656,685 on 1/3/2006,
collateralized by U.S. Agency Mortgages, 5%-7%,
2/1/13-11/1/35, with a value of
$23,482,819
                                                              --------------              --------------             ---------------
                                                              --------------              --------------             ---------------
TOTAL SHORT-TERM INVESTMENTS                                    $ 1,000,000                 $ 3,655,000                 $ 4,655,000
                                                              --------------              --------------             ---------------
                                                              --------------              --------------             ---------------

                                                              --------------              --------------             ---------------
                                                              --------------              --------------             ---------------
TOTAL INVESTMENTS AT MARKET VALUE      100.00%                 $ 65,499,318               $ 247,814,347               $ 313,313,665
                                                              ==============              ==============             ===============
                                                              ==============              ==============             ===============

TOTAL INVESTMENTS AT COST                                      $ 66,260,941               $ 252,014,836               $ 318,275,777
                                                              --------------              --------------             ---------------
                                                              --------------              --------------             ---------------

Legend

* No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would need to be sold in order for the U.S. Government Mortgage Securities
Portfolio (Acquiring Fund) to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

# Upon consummation of the merger, the U.S. Government Mortgage Securities
Portfolio will be the accounting survivor.

** Security is an agency note with maturity date and interest rate indicated.

++ Represents the current interest rate for variable rate security.

~ For zero coupon bond, the interest rate shown is the effective yield on date of purchase.

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO PRO FORMA
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
UNAUDITED

                                                                      U.S. Government
                                               U.S. Government      Mortgage Securities
                                            Securities Portfolio   Portfolio (Acquiring        Pro Forma
                                             (Target Portfolio)        Portfolio)             Adjustments         Pro Forma Combined
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments in securities, market value$ (1)     65,499,318   $         247,814,347   $                       $     313,313,665
    Cash                                                 69,494                  11,060                                      80,554
    Collateral for securities loaned                  4,708,379              21,128,502                                  25,836,881
    Interest receivable                                 339,782               1,287,142                                   1,626,924
    Subscriptions receivable                             61,698                 441,736                                     503,434
                                             -------------------    --------------------    --------------------    ----------------
                                             -------------------    --------------------    --------------------    ----------------

    Total assets                                     70,678,671             270,682,787                                 341,361,458
                                             -------------------    --------------------    --------------------    ----------------
                                             -------------------    --------------------    --------------------    ----------------

LIABILITIES:
    Due to investment adviser                            33,593                 127,100                                     160,693
    Payable upon return of securities loaned          4,708,379              21,128,502                                  25,836,881
    Redemptions payable                                  77,208               2,308,480                                   2,385,688
                                             -------------------    --------------------    --------------------    ----------------
                                             -------------------    --------------------    --------------------    ----------------

    Total liabilities                                 4,819,180              23,564,082                                  28,383,262
                                             -------------------    --------------------    --------------------    ----------------
                                             -------------------    --------------------    --------------------    ----------------

NET ASSETS                                 $         65,859,491   $         247,118,705   $                       $     312,978,196
                                             ===================    ====================    ====================    ================
                                             ===================    ====================    ====================    ================

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value          $            609,952   $           2,123,041   $                       $       2,688,816
    Additional paid-in capital                       65,976,453             249,428,143                                 315,448,773
    Net unrealized depreciation on investments         (761,623)             (4,200,489)                                 (4,962,112)
    Undistributed net investment income                  17,064                  55,578                                      72,642
    Accumulated net realized loss on investments         17,645                (287,568)                                   (269,923)
                                             -------------------    --------------------    --------------------    ----------------
                                             -------------------    --------------------    --------------------    ----------------

NET ASSETS                                 $         65,859,491   $         247,118,705   $                       $     312,978,196
                                             ===================    ====================    ====================    ================
                                             ===================    ====================    ====================    ================

NET ASSET VALUE PER OUTSTANDING SHARE      $              10.80   $               11.64   $                       $           11.64
                                             ===================    ====================    ====================    ================
                                             ===================    ====================    ====================    ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
    Authorized                                      200,000,000             250,000,000                                 250,000,000
    Outstanding                                       6,099,518              21,230,406                (441,763)#        26,888,161

(1)  Cost of investments in securities:    $         66,260,941   $         252,014,836   $                       $     318,275,777

#   Adjustment to reflect the issuance of U.S. Government Mortgage Securities
    Portfolio shares in exchange for U.S. Government Securities portfolio shares in connection with the proposed reorganization.


MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO PRO FORMA
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
UNAUDITED

                                                                      U.S. Government
                                               U.S. Government      Mortgage Securities
                                            Securities Portfolio   Portfolio (Acquiring        Pro Forma
                                             (Target Portfolio)        Portfolio)             Adjustments         Pro Forma Combined
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                       $          3,341,762  $          12,432,993   $                $      15,774,755
    Income from securities lending                               10,393                 64,406                               74,799
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

    Total income                                              3,352,155             12,497,399                           15,849,554
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

EXPENSES:
    Management fees                                             412,826              1,562,562                            1,975,388
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

NET INVESTMENT INCOME                                         2,939,329             10,934,837                           13,874,166
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                            142,750                310,106                              452,856
    Change in net unrealized depreciation on investments     (1,595,356)            (5,749,620)                          (7,344,976)
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

    Net realized and unrealized loss on investments          (1,452,606)            (5,439,514)                          (6,892,120)
                                                     -------------------   --------------------   ---------------   ----------------
                                                     -------------------   --------------------   ---------------   ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATION$          1,486,723  $           5,495,323   $                $       6,982,046
                                                     ===================   ====================   ===============   ================
                                                     ===================   ====================   ===============   ================



GENERAL INFORMATION

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios. The Profile Portfolios are self-custodied. Prior to April 1, 2003, Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105, was custodian of the assets for the Maxim Stock Index, Maxim Growth Index, Maxim Value Index and Maxim Index 600 Portfolios. Fees paid for custodial services by MCM for the period 2003-2005 are as follows:

Year       Bank of New York        JPMorgan Chase     Barclays Global Investors
2005       $1,073,184
2004       $1,040,023
2003       $803,253                $169,797           $52,150

The custodians are responsible for the safekeeping of a Portfolio's assets and the appointment of the subcustodian banks and clearing agencies. The custodians take no part in determining the investment policies of a portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

FASCore, LLC ("FASCore"), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund's transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.


                                       39


Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund's independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit, tax, and related services.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus/Proxy Statement and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that Maxim has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                                   APPENDIX A

--------------------------------------------------------------------------------

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------


Corporate Bond Ratings by Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Corporate Bonds Ratings by Standard & Poor's Corporation

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

                                       A1

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

         BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody's Investors Service, Inc.

         Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

         Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

         A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

         A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

         A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                       A2




                                   APPENDIX B


                           GW CAPITAL MANAGEMENT, LLC
                           PROXY POLICIES & PROCEDURES

                              PROXY VOTING POLICIES

                                     Policy

GW Capital Management, LLC (GWCM) will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

                                Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines summarizing GWCM's position on various issues and giving a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1)  COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

         Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company's board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment of Auditors - Approve

         Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights - Approve

         Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

         GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

                                       B1


Establishment of 401(k) Plan - Approve

2)  BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An "Independent Director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board's complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

         GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms - Oppose

         A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

         GWCM's belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

         Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting - Approve

         Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

                                       B2



         Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

         GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

         GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company's performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

         GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

         We believe that a board's nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

         GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

         GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

         GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3)  CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

                                       B3


Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

         Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

         GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

         GWCM generally supports a stock split when it enhances the liquidity of a company's stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

         GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.


Indemnification of Directors and Officers - Approve

         GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

         Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

                                       B4



         Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.
         In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals - Oppose

Elimination of Shareholders' Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4)  ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

         These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

         GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

         This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans  - Oppose

         Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

         These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

         GWCM's policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a 'permitted bid' feature. Permitted

                                       B5


          bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision  - Oppose

         Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

         GWCM believes that this concept is inconsistent with public ownership of corporations.

5)  MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

         Employee stock purchase plans (ESPPs) give the company's employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees' identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

         Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

         GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder's right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

         The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

                                       B6

Option Plans - Case-by-Case

         GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

         In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6)  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM's primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7)  SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.


PROXY VOTING PROCEDURES

                               GENERAL PROCEDURES

The Operations Area of GWCM is responsible for administering the proxy voting process as outlined below.

Each client's custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Operations Area updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

                                       B7


Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM's voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Operations Area.

The Operations Area logs the voting position and date of vote submission in the proxy database. The Operations Area then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting summary information is provided annually to the Board of Managers for review. In addition, summary information is posted to the Company's website and made available to clients as requested.

The Operations Area provides voting information to the Legal area annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

SUB-ADVISER RESPONSIBILITIES

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser's proxy voting policies and procedures and submit them to the GWCM Managers for review.

Annually, the Operations Area will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in investment company clients' Form N-PX.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company's shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.


                                       B8




                                     PART C:

                                OTHER INFORMATION

Item 15.  Indemnification

         Article VI of Maxim Series Fund, Inc.'s (the "Corporation's" or "Registrant's") By-Laws relating to the indemnification of Maxim's officers and directors is quoted below:

                                   ARTICLE VI
                                 INDEMNIFICATION

         Each officer, director, employee, or agent of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or its security holders to which such person would otherwise be subjected by reason of disabling conduct, consisting of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication on the merits by a court or administrative body that the person seeking indemnification was not liable by reason of such disabling conduct, indemnification shall be conditioned upon (i) the vote of a majority of directors who are neither "interested persons" of the Corporation (as defined in the Investment Company Act of 1940, as amended) nor parties to the proceeding or, in the event that no quorum of such directors is available or if the quorum of such directors so directs, (ii) the written opinion of independent legal counsel, in either case based upon a review of the facts, determining that the person to be indemnified was not liable by reason of such disabling conduct.

Item 16.  Exhibits

Exhibits.

(1) Articles of Incorporation, are incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 73 filed on December 31, 2001, (File No. 2-75503), Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503), Post-Effective Amendment No. 77 filed on February 14, 2003, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003, (File No. 2-75503), and Post-Effective Amendment No. 83 filed on August 4, 2004, (File No. 2-75503).


(2) Bylaws are of Maxim Series Fund, Inc., as amended, are filed herewith.


(3) Inapplicable.

(4) Form of Agreement and Plan of Reorganization by and between two portfolios of Maxim Series Fund, Inc., a Maryland corporation ("Maxim"): (i) Maxim U.S. Government Mortgage Securities Portfolio (the "Acquiring Portfolio"); and (ii) Maxim U.S. Government Securities Portfolio (the "Acquired Portfolio") is filed herewith as Exhibit A to the Prospectus/Proxy Statement.

(5) Inapplicable.

(6) Investment Advisory Agreement and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003, (File No. 2-75503).

                                       1

(7) Principal Underwriting Agreement is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 76 to the Registration Statement filed on April 26, 2002, File No. 002-75503.

(8) Inapplicable.

(9) Custody Agreements with The Bank of New York and JPMorgan Chase Bank are incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

(10) Inapplicable.

(11) Form of Opinion and Consent of Counsel regarding legality of shares is filed herewith.

(12) Form of Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13)(i) Transfer Agency Agreement is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

(13)(ii) Securities Lending Agreement with The Bank of New York is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002, File No. 002-75503.


(14) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, regarding the audited financial statements and highlights of the Acquired Portfolio and the audited financial statements and highlights of the Acquiring Portfolio is filed herewith.


(15) Inapplicable.

(16) Powers of Attorney are filed herewith.

(17) Form of Proxy Card is filed herewith.

Item 17.  Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                       2


                                   SIGNATURES



         As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to Registration Statement on Form N-14, SEC File No. 333-132569 has been signed on behalf of the Registrant, in the City of Greenwood Village, and State of Colorado, on the 12th of April, 2006.


                                           Maxim Series Fund, Inc.


                                           By:  /s/ W.T. McCallum
                                           W.T. McCallum
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

         As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated:

------------------------                          President and Director                     April 12, 2006
/s/ William T. McCallum*                         (Principal Executive Officer)
------------------------

William T. McCallum


/s/ Mitchell T.G. Graye                           Director                                   April 12, 2006
-----------------------

Mitchell T.G. Graye


/s/ Richard P. Koeppe*                            Director                                   April 12, 2006
---------------------

Richard P. Koeppe


/s/ Rex Jennings*                                 Director                                   April 12, 2006
----------------

Rex Jennings


/s/ Sanford Zisman*                               Director                                   April 12, 2006
------------------

Sanford Zisman


/s/ Graham McDonald                               Treasurer (Principal Financial             April 12, 2006
-------------------                               and Accounting Officer)
Graham McDonald



* By:  /s/ Beverly A. Byrne
         Beverly A. Byrne
         Attorney-in-Fact

*Powers of Attorney are filed herewith as Exhibit 16.

                                INDEX TO EXHIBITS

Exhibit Number                                                                  Exhibit Title

Exhibit A to Prospectus/Proxy Statement                       Form of Agreement and Plan of Reorganization,
                                                              Acquisition of the outstanding shares of Maxim U.S.
                                                              Government Securities Portfolio by Maxim U.S.
                                                              Government Mortgage Securities Portfolio

Exhibit B to Prospectus/Proxy Statement                       Annual Report to Shareholders of Maxim U.S. Government
                                                              Mortgage Securities Portfolio for the year ended
                                                              December 31, 2005

Exhibit C to Prospectus/Proxy Statement                       Annual Report to Shareholders of Maxim U.S. Government
                                                              Securities Portfolio for the year ended December 31,
                                                              2005

(2)                                                           Amended Bylaws of Maxim Series Fund, Inc.

(11)                                                          Form of Opinion
                                                              and Consent of
                                                              Counsel regarding
                                                              legality of shares

(12)                                                          Form of Opinion
                                                              and Consent of
                                                              Counsel regarding
                                                              tax matters and
                                                              consequences to
                                                              shareholders


(14)                                                          Consent of
                                                              Deloitte & Touche
                                                              LLP, Independent
                                                              Registered Public
                                                              Accounting Firm,
                                                              regarding the
                                                              audited financial
                                                              statements and
                                                              highlights of the
                                                              Acquired Portfolio
                                                              and the audited
                                                              financial
                                                              statements and
                                                              highlights of the
                                                              Acquiring
                                                              Portfolio

(16)                                                          Powers of Attorney


(17)                                                          Form of Proxy Card
